Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2016

FOURTH QUARTER 2016

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation to Same Property Performance and Net Income	21-23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline - Construction in Progress	45
Value Creation Pipeline - Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 888 Boylston Street, Boston, MA)

FOURTH QUARTER 2016

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 47.7 million square feet and consisting of 164 office properties (including six properties under construction), five retail properties, four residential properties (including two properties under construction/redevelopment) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 35 individuals averages 30 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow and (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets to either take advantage of the demand for our premier properties or pare from the portfolio properties that we believe have slower future growth potential, resulting in continuous portfolio refreshment;

•	taking on complex, technically-challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants.

Snapshot
(as of December 31, 2016)
Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	174
Total Square Feet (includes unconsolidated joint ventures)	47.7 million

Common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 Multi-Year Long-Term Incentive Program (“MYLTIP”) Units) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned) (1)

171.8 million
Dividend - Quarter/Annualized (2)	$0.75/$3.00
Dividend Yield	2.39%
Consolidated Market Capitalization	$31.6 billion
BXP’s Share of Combined Market Capitalization (3)	$30.8 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	The Company increased its regular quarterly cash dividend to $0.75 from $0.65 per share of common stock beginning with the period from October 1, 2016 to December 31, 2016.
(3)	For the Company’s definition of BXP’s Share of Combined Market Capitalization and related disclosures, see page 47. For a quantitative reconciliation of Consolidated Market Capitalization to BXP’s Share of Combined Market Capitalization, see page 14.

FOURTH QUARTER 2016

INVESTOR INFORMATION

Board of Directors		Management
Joel I. Klein	Dr. Jacob A. Frenkel	Raymond A. Ritchey	John F. Powers
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee	Senior Executive Vice President	Executive Vice President, New York Region

Owen D. Thomas		Michael E. LaBelle
Chief Executive Officer and Director	Matthew J. Lustig	Executive Vice President, Chief Financial Officer and Treasurer	Frank D. Burt
	Director		Senior Vice President, General Counsel
Douglas T. Linde
President and Director	Alan J. Patricof	Peter D. Johnston	Michael R. Walsh
	Director	Executive Vice President, Washington, DC Region	Senior Vice President, Chief Accounting Officer
Bruce W. Duncan
Director	Martin Turchin
	Director	Bryan J. Koop
Karen E. Dykstra		Executive Vice President,
Director	David A. Twardock	Boston Region
Director, Chair of Audit Committee
Carol B. Einiger		Robert E. Pester
Director, Chair of Compensation Committee		Executive Vice President,
San Francisco Region

Chairman Emeritus
Mortimer B. Zuckerman

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael E. LaBelle

Executive Vice President, Chief Financial Officer and Treasurer at 617.236.3352 or mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2016		Q3 2016	Q2 2016	Q1 2016	Q4 2015
High Closing Price	$133.39		$143.61	$133.13	$127.26	$130.15
Low Closing Price	$114.07		$130.03	$123.71	$108.18	$118.62
Average Closing Price	$124.31		$138.78	$128.38	$118.69	$124.47
Closing Price, at the end of the quarter	$125.78		$136.29	$131.90	$127.08	$127.54

Dividends per share	$0.75	(1)	$0.65	$0.65	$0.65	$0.65
Special dividends per share	$—		$—	$—	$—	$1.25

Total dividends	$0.75		$0.65	$0.65	$0.65	$1.90

Closing dividend yield - annualized	2.39%		1.91%	1.97%	2.05%	3.02	%(2)

Closing common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 MYLTIP Units) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned) (thousands) (3)	171,774		171,775	171,772	171,763	171,509

Closing market value of outstanding shares and units (thousands)	$21,805,734		$23,611,215	$22,856,727	$22,027,642	$22,074,258

(1)	The Company increased its regular quarterly cash dividend to $0.75 from $0.65 per share of common stock beginning with the period from October 1, 2016 to December 31, 2016.
(2)	Includes the special dividend of $1.25 per share paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(3)	For additional detail, see page 14.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2017	Tentatively April 25, 2017
Second Quarter, 2017	Tentatively August 1, 2017
Third Quarter, 2017	Tentatively November 1, 2017
Fourth Quarter, 2017	Tentatively January 30, 2018

FOURTH QUARTER 2016

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Jacob Kilstein	Anthony Paolone	Andrew Mollay	Stephen Boyd Fitch Ratings 212.908.9153
Argus Research Company	J.P. Morgan Securities	Bank of America Merrill Lynch
646.747.5447	212.622.6682	646.855.6435

Jeffrey Spector / Jamie Feldman	Craig Mailman / Jordan Sadler	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	KeyBanc Capital Markets	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	917.368.2316 / 917.368.2280	212.412.3695	212.553.3828

Ross Smotrich / Peter Siciliano	Richard Anderson	Thomas Cook	Anita Ogbara
Barclays Capital	Mizuho Securities	Citi Investment Research	Standard & Poor’s
212.526.2306 / 212.526.3098	212.205.8445	212.723.1112	212.438.5077

John Kim	Sumit Sharma / Vikram Malhotra	Ron Perrotta
BMO Capital	Morgan Stanley	Goldman Sachs
212.885.4115	212.761.7567 / 212.761.7064	212.702.7885

Tom Catherwood	Brad Schwer	Mark Streeter
BTIG	Morningstar	J.P. Morgan Securities
212.593.7510	312.244.7061	212.834.5086

Thomas Lesnick / Ryan Wineman	Mike Carroll	Thierry Perrein / Jason Jones
Capital One Securities	RBC Capital Markets	Wells Fargo
571.633.8191 / 571.633.8414	440.715.2649	704.715.8455 / 704.715.7932

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller
Citigroup Global Markets	RW Baird
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485

Barry Oxford	Alexander Goldfarb / Daniel Santos
D.A. Davidson & Co.	Sandler O’Neill & Partners
212.240.9871	212.466.7937 / 212.466.7927

Vincent Chao / Mike Husseini	John Guinee / Erin Aslakson
Deutsche Bank Securities	Stifel, Nicolaus & Company
212.250.6799 / 212.250.7703	443.224.1307 / 443.224.1350

Steve Sakwa / Robert Simone	Michael Lewis
Evercore ISI	SunTrust Robinson Humphrey
212.446.9462 / 212.446.9459	212.319.5659

Brad Burke	Nick Yulico
Goldman Sachs	UBS Securities
917.343.2082	212.713.3402

Jed Reagan / Tyler Grant	Blaine Heck
Green Street Advisors	Wells Fargo Securities
949.640.8780	443.263.6529

Jonathan Petersen / Omotayo Okusanya
Jefferies & Co.
212.284.1705 / 212.336.7076

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FOURTH QUARTER 2016

GUIDANCE

The Company’s guidance for the first quarter 2017 and full year 2017 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the earnings release issued on January 31, 2017 and otherwise referenced during the Company’s conference call scheduled for February 1, 2017. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2017			Full Year 2017
	Low		High	Low		High
Projected EPS (diluted)	$0.55	—	$0.57	$2.56	—	$2.66
Add:

Projected Company share of real estate depreciation and amortization	0.92	—	0.92	3.57	—	3.57

Less:
Projected Company share of gains on sales of real estate	—	—	—	—	—	—

Projected FFO per share (diluted)	$1.47	—	$1.49	$6.13	—	$6.23

ASSUMPTIONS

(dollars in thousands)

	Full Year 2017
	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	91.0%
Increase in BXP’s Share of Combined Same Property net operating income	2.00%	—	3.50%
Increase in BXP’s Share of Combined Same Property net operating income - cash basis	1.50%	—	3.50%
BXP’s Share of Combined Non Same Properties’ incremental contribution over prior year	$18,000	—	$25,000
BXP’s Share of Combined Straight-line rent and fair value lease revenue (non-cash revenue)	$55,000	—	$80,000
Hotel net operating income	$13,000	—	$15,000
Termination income	$16,000	—	$18,000

Other income (expense):
Development and management services income	$27,000	—	$33,000
General and administrative expense	$(115,000)	—	$(110,000)
Net interest expense	$(391,000)	—	$(378,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(110,000)	—	$(95,000)

FOURTH QUARTER 2016

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

Three Months Ended
31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Net income attributable to Boston Properties, Inc. common shareholders	$145,530	$76,753	$96,597	$181,747	$137,851
Net income attributable to Boston Properties, Inc. per share - basic	$0.95	$0.50	$0.63	$1.18	$0.90
Net income attributable to Boston Properties, Inc. per share - diluted	$0.94	$0.50	$0.63	$1.18	$0.90
FFO attributable to Boston Properties, Inc. (1)	$236,898	$219,564	$220,595	$250,688	$197,339
FFO per share - diluted (1)	$1.54	$1.42	$1.43	$1.63	$1.28
Dividends per common share	$0.75	$0.65	$0.65	$0.65	$1.90
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (2)	$151,183	$149,725	$160,948	$188,204	$138,872

Ratios:

Interest Coverage Ratio (excluding capitalized interest) (3)	3.86	3.49	3.63	3.79	3.20
Interest Coverage Ratio (including capitalized interest) (3)	3.46	3.17	3.28	3.45	2.95
FFO Payout Ratio (2)	48.70%	45.77%	45.45%	39.88%	50.78%
FAD Payout Ratio (2)	85.28%	74.63%	69.42%	59.35%	80.33%

Selected Items (4):

Revenue	$636,061	$625,228	$623,546	$665,985	$624,240
Partners’ share of revenue from consolidated joint ventures	(69,766)	(69,391)	(69,609)	(73,667)	(73,697)
BXP’s share of revenue from unconsolidated joint ventures	24,828	25,271	18,825	18,447	18,672

BXP’s Share of Combined revenue	$591,123	$581,108	$572,762	$610,765	$569,215

Straight-line rent (5)	$14,711	$11,107	$(6,503)	$14,424	$19,623
Partners’ share of straight-line rent from consolidated joint ventures	(1,103)	(707)	(718)	(1,696)	(2,605)
BXP’s share of straight-line rent from unconsolidated joint ventures	3,696	3,285	1,787	1,064	1,131

BXP’s Share of Combined straight-line rent	$17,304	$13,685	$(5,434)	$13,792	$18,149

Fair value lease revenue (6)	$6,840	$6,547	$8,808	$8,186	$7,450
Partners’ share of fair value lease revenue from consolidated joint ventures (6)	(2,194)	(2,084)	(3,031)	(2,810)	(2,483)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (6)	494	511	(1)	(1)	(1)

BXP’s Share of Combined fair value lease revenue	$5,140	$4,974	$5,776	$5,375	$4,966

Lease termination fees (7)	$504	$(170)	$7,654	$51,306	$7,701
Partners’ share of lease termination fees from consolidated joint ventures	(31)	421	(44)	(1,852)	(2,113)
BXP’s share of termination income from unconsolidated joint ventures	13	8	4	(9)	17

BXP’s Share of Combined termination income	$486	$259	$7,614	$49,445	$5,605

Fair value interest adjustment	$10,145	$10,378	$11,272	$12,321	$13,076
Partners’ share of fair value interest adjustment from consolidated joint ventures	(4,598)	(4,569)	(4,540)	(4,511)	(4,483)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—

BXP’s Share of Combined fair value interest adjustment	$5,547	$5,809	$6,732	$7,810	$8,593

Ground rent expense (8)	$3,460	$3,471	$3,469	$3,471	$3,463
Losses from early extinguishments of debt	$—	$(371)	$—	$—	$(22,040)
Capitalized interest	$10,281	$9,788	$9,899	$9,269	$8,298
Capitalized wages	$5,376	$4,155	$4,467	$4,344	$4,130
Operating margins [(rental revenue - rental expense)/rental revenue]	63.6%	62.3%	64.0%	66.3%	64.3%
Income from unconsolidated joint ventures	$2,585	$1,464	$2,234	$1,791	$2,211
BXP’s share of funds from operations (FFO) from unconsolidated joint ventures	$11,277	(9)	$10,592	$6,852	$6,287	$6,205
Net income attributable to noncontrolling interests in property partnerships	$(2,121)	$(17,225)	$6,814	$10,464	$10,143
FFO attributable to noncontrolling interests in property partnerships	$25,135	(10)	$23,682	$26,183	$30,019	$30,828
Income before gains on sales of real estate	$163,018	$58,521	$117,357	$148,599	$85,406

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by FFO per share-diluted. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(3)	For a quantitative reconciliation and related disclosures, see page 13.
(4)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(6)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(7)	For the three months ended March 31, 2016, includes approximately $45.0 million received from a tenant that terminated its lease for approximately 85,000 square feet at the Company’s 250 West 55th Street property located in New York City. For the three months ended June 30, 2016, includes a distribution received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $1.4 million.
(8)	Includes non-cash straight-line adjustments to ground rent. See page 13 for the straight-line adjustments to the ground rent expense.
(9)	For additional detail, see page 18.
(10)	For additional detail, see page 20.

FOURTH QUARTER 2016

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	31-Dec-16		30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$37,079		$40,346	$43,780	$47,388	$51,397
Below-market rents (included within Other Liabilities)	$132,495		$142,595	$152,576	$160,504	$172,670
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other
Assets and Other Liabilities)	$42,717		$41,718	$40,687	$39,752	$38,765
Outside members’ notes payable (1)	$180,000		$180,000	$180,000	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within
Accrued Interest Payable) (1)	$153,758		$144,825	$136,131	$127,670	$119,436

Capitalization:

Common Stock Price @ Quarter End	$125.78		$136.29	$131.90	$127.08	$127.54
Equity Value @ Quarter End	$21,805,734		$23,611,215	$22,856,727	$22,027,642	$22,074,258

Consolidated Debt	$9,796,133		$9,808,922	$9,934,084	$10,160,366	$9,188,543
BXP’s share of Unconsolidated Joint Venture Debt (2)	318,193		350,225	350,831	351,394	351,926

Combined Debt (3)(4)	10,114,326		10,159,147	10,284,915	10,511,760	9,540,469
Less:
Partners’ share of Consolidated Debt (5)	1,144,473		1,150,462	1,156,399	1,162,292	1,168,142

BXP’s Share of Combined Debt (3)(4)	$8,969,853		$9,008,685	$9,128,516	$9,349,468	$8,372,327

Consolidated Market Capitalization	$31,601,867		$33,420,137	$32,790,811	$32,188,008	$31,262,801
Consolidated Debt/Consolidated Market Capitalization (3)	31.00%		29.35%	30.30%	31.57%	29.39%
BXP’s Share of Combined Market Capitalization (3)(4)	$30,775,587	(6)	$32,619,900	$31,985,243	$31,377,110	$30,446,585
BXP’s Share of Combined Debt/BXP’s Share of Combined Market Capitalization (3)(4)	29.15	%(6)	27.62%	28.54%	29.80%	27.50%

(1)	Amount is allocated to the Company’s 767 Fifth Avenue (The GM Building) partners through noncontrolling interests in property partnerships.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	For the Company’s definitions, see pages 47-48.
(4)	Partners’ share and BXP’s share of line items are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(6)	For additional detail, see page 14.

FOURTH QUARTER 2016

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
ASSETS
Real estate	$18,862,648	$18,704,856	$18,690,403	$18,424,542	$18,465,405
Construction in progress (1)	1,037,959	954,013	865,359	857,578	763,935
Land held for future development (2)	246,656	243,887	241,106	256,952	252,195
Less accumulated depreciation	(4,223,743)	(4,113,553)	(4,056,716)	(3,969,648)	(3,925,894)

Total real estate	15,923,520	15,789,203	15,740,152	15,569,424	15,555,641
Cash and cash equivalents	356,914	419,323	1,180,044	1,605,678	723,718
Cash held in escrows	63,174	63,980	65,654	71,349	73,790
Investments in securities	23,814	23,022	21,775	21,077	20,380
Tenant and other receivables, net	92,548	76,258	84,861	73,759	97,865
Accrued rental income, net	799,138	785,569	776,816	767,864	754,883
Deferred charges, net	685,795	680,192	697,823	693,976	704,867
Prepaid expenses and other assets	129,666	176,693	144,222	136,799	185,118
Investments in unconsolidated joint ventures	775,198	775,659	252,618	235,904	235,224

Total assets	$18,849,767	$18,789,899	$18,963,965	$19,175,830	$18,351,486

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,063,087	$2,077,707	$3,189,013	$3,416,622	$3,435,242
Unsecured senior notes, net	7,245,953	7,243,767	6,257,274	6,255,602	5,264,819
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	307,093	307,448	307,797	308,142	308,482
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	298,524	312,979	287,464	252,727	274,709
Dividends and distributions payable	130,308	113,038	113,071	113,079	327,320
Accrued interest payable	243,933	234,628	222,175	221,578	190,386
Other liabilities	450,821	461,079	508,952	498,290	483,601

Total liabilities	10,919,719	10,930,646	11,065,746	11,246,040	10,464,559

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,790,175, 153,773,012, 153,674,930, 153,604,966 and 153,579,966 outstanding, respectively	1,538	1,538	1,537	1,536	1,536
Additional paid-in capital	6,333,427	6,326,580	6,316,191	6,306,723	6,305,687
Dividends in excess of earnings	(695,377)	(725,522)	(702,361)	(699,048)	(780,952)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(52,251)	(73,943)	(79,748)	(56,706)	(14,114)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,784,615	5,725,931	5,732,897	5,749,783	5,709,435

Noncontrolling interests:
Common units of the Operating Partnership	614,786	608,280	612,385	616,095	603,092
Property partnerships	1,530,647	1,525,042	1,552,937	1,563,912	1,574,400

Total equity	7,930,048	7,859,253	7,898,219	7,929,790	7,886,927

Total liabilities and equity	$18,849,767	$18,789,899	$18,963,965	$19,175,830	$18,351,486

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.

FOURTH QUARTER 2016

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Revenue
Rental
Base rent	$498,941	$489,312	$493,386	$536,128	$493,141
Recoveries from tenants	91,123	92,560	85,706	89,586	88,576
Parking and other	25,334	24,638	26,113	24,825	25,132

Total rental revenue	615,398	606,510	605,205	650,539	606,849
Hotel revenue	10,965	12,354	12,808	8,757	10,939
Development and management services	9,698	6,364	5,533	6,689	6,452

Total revenue	636,061	625,228	623,546	665,985	624,240

Expenses
Operating	113,669	117,728	113,212	114,467	112,846
Real estate taxes	108,556	109,480	104,726	104,705	103,796
Demolition costs	1,873	1,352	—	—	—
Hotel operating	7,736	8,118	7,978	7,634	7,888
General and administrative (1)	25,293	25,165	25,418	29,353	24,300
Transaction costs	1,200	249	913	25	470
Impairment loss	—	1,783	—	—	—
Depreciation and amortization	179,908	203,748 (2)	153,175	159,448	164,460

Total expenses	438,235	467,623	405,422	415,632	413,760

Operating income	197,826	157,605	218,124	250,353	210,480
Other income (expense)
Income from unconsolidated joint ventures	2,585	1,464	2,234	1,791	2,211
Gain on sale of investment in uconsolidated joint venture (3)	59,370	—	—	—	—
Interest and other income	573	3,628	1,524	1,505	440
Gains from investments in securities (1)	560	976	478	259	493
Interest expense (4)	(97,896)	(104,641)	(105,003)	(105,309)	(106,178)
Losses from early extinguishments of debt	—	(371)	—	—	(22,040)
Losses from interest rate contracts	—	(140)	—	—	—

Income before gains on sales of real estate	163,018	58,521	117,357	148,599	85,406
Gains on sales of real estate (5)	—	12,983	—	67,623	81,332

Net income	163,018	71,504	117,357	216,222	166,738
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	2,121	17,225	(6,814)	(10,464)	(10,143)
Noncontrolling interest - common units of the Operating Partnership (6)	(16,905)	(9,387)	(11,357)	(21,393)	(16,098)

Net income attributable to Boston Properties, Inc.	148,234	79,342	99,186	184,365	140,497
Preferred dividends	(2,704)	(2,589)	(2,589)	(2,618)	(2,646)

Net income attributable to Boston Properties, Inc. common shareholders	$145,530	$76,753	$96,597	$181,747	$137,851

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.95	$0.50	$0.63	$1.18	$0.90

Net income attributable to Boston Properties, Inc. per share - diluted	$0.94	$0.50	$0.63	$1.18	$0.90

(1)	General and administrative expense includes $(560), $(976), $(478), $(259) and $(493) and gains from investments in securities include $560, $976, $478, $259 and $493 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended September 30, 2016, includes approximately $50.8 million of accelerated depreciation expense related to the redevelopment of the Company’s 601 Lexington Avenue property.
(3)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square located in Washington, DC, completed the sale of an 80% interest in the joint venture for a gross sale price of approximately $282.4 million, including the assumption by the buyer of its pro rata share of the mortgage loan collateralized by the property totaling approximately $133.4 million and certain unfunded leasing costs totaling approximately $14.2 million. Net cash proceeds to the Company totaled approximately $58.2 million, resulting in a gain on sale of investment totaling approximately $59.4 million. The Company continues to own a 20% interest in the joint venture.
(4)	For the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, interest expense includes $8,933, $8,694, $8,461, $8,234 and $8,014, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(5)	See page 44 for additional information.
(6)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.25%, 10.28%, 10.33%, 10.32% and 10.26% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

FOURTH QUARTER 2016

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Net income attributable to Boston Properties, Inc. common shareholders	$145,530	$76,753	$96,597	$181,747	$137,851
Add:
Preferred dividends	2,704	2,589	2,589	2,618	2,646
Noncontrolling interest - common units of the Operating Partnership	16,905	9,387	11,357	21,393	16,098
Noncontrolling interests in property partnerships	(2,121)	(17,225)	6,814	10,464	10,143
Less:
Gains on sales of real estate	—	12,983	—	67,623	81,332

Income before gains on sales of real estate	163,018	58,521	117,357	148,599	85,406
Add:
Depreciation and amortization	179,908	203,748	153,175	159,448	164,460
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(27,256)	(40,907)	(19,369)	(19,555)	(20,685)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	8,692	9,128	4,618	4,496	3,994
Corporate-related depreciation and amortization	(449)	(393)	(362)	(364)	(486)
Less:
Gain on sale of investment in uconsolidated joint venture	59,370	—	—	—	—
Noncontrolling interests in property partnerships	(2,121)	(17,225)	6,814	10,464	10,143
Preferred dividends	2,704	2,589	2,589	2,618	2,646

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	263,960	244,733	246,016	279,542	219,900
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	27,062	25,169	25,421	28,854	22,561

FFO attributable to Boston Properties, Inc. common shareholders	$236,898	$219,564	$220,595	$250,688	$197,339

Boston Properties, Inc.’s percentage share of FFO - basic	89.75%	89.72%	89.67%	89.68%	89.74%

FFO per share - basic	$1.54	$1.43	$1.44	$1.63	$1.28

Weighted average shares outstanding - basic	153,814	153,754	153,662	153,626	153,602

FFO per share - diluted	$1.54	$1.42	$1.43	$1.63	$1.28

Weighted average shares outstanding - diluted	153,991	154,136	153,860	153,917	153,897

Reconciliation to Diluted FFO:

Basic FFO	$263,960	$244,733	$246,016	$279,542	$219,900
Add:
Effect of dilutive securities - stock-based compensation	—	—	—	—	—

Diluted FFO	263,960	244,733	246,016	279,542	219,900

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	27,034	25,113	25,391	28,805	22,522

Boston Properties, Inc.’s share of diluted FFO	$236,926	$219,620	$220,625	$250,737	$197,378

Reconciliation of Shares/Units for Diluted FFO:

Shares/units for Basic FFO	171,385	171,379	171,370	171,309	171,162
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	177	382	198	291	295

Shares/units for Diluted FFO	171,562	171,761	171,568	171,600	171,457

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO (shares/units)	17,571	17,625	17,708	17,683	17,560

Boston Properties, Inc.’s share of shares/units for diluted FFO	153,991	154,136	153,860	153,917	153,897

Boston Properties, Inc.’s percentage share of FFO - diluted	89.76%	89.74%	89.68%	89.70%	89.76%

FOURTH QUARTER 2016

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Net income attributable to Boston Properties, Inc. common shareholders	$145,530	$76,753	$96,597	$181,747	$137,851
Add:
Preferred dividends	2,704	2,589	2,589	2,618	2,646
Noncontrolling interest - common units of the Operating Partnership	16,905	9,387	11,357	21,393	16,098
Noncontrolling interests in property partnerships	(2,121)	(17,225)	6,814	10,464	10,143
Less:
Gains on sales of real estate	—	12,983	—	67,623	81,332

Income before gains on sales of real estate	163,018	58,521	117,357	148,599	85,406
Add:
Depreciation and amortization	179,908	203,748	153,175	159,448	164,460
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(27,256)	(40,907)	(19,369)	(19,555)	(20,685)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	8,692	9,128	4,618	4,496	3,994
Corporate-related depreciation and amortization	(449)	(393)	(362)	(364)	(486)
Less:
Gain on sale of investment in uconsolidated joint venture	59,370	—	—	—	—
Noncontrolling interests in property partnerships	(2,121)	(17,225)	6,814	10,464	10,143
Preferred dividends	2,704	2,589	2,589	2,618	2,646

Basic FFO	263,960	244,733	246,016	279,542	219,900

Straight-line rent (1)	(14,711)	(11,107)	6,503	(14,424)	(19,623)
Partners’ share of straight-line rent from consolidated joint ventures	1,103	707	718	1,696	2,605
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,696)	(3,285)	(1,787)	(1,064)	(1,131)
Lease transaction costs that qualify as rent inducements (2)	487	861	2,200	5,305	1,939
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (2)	—	—	—	(17)	(18)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (2)	43	15	—	—	24
Fair value lease revenue (3)	(6,840)	(6,547)	(8,808)	(8,186)	(7,450)
Partners’ share of fair value lease revenue from consolidated joint ventures (3)	2,194	2,084	3,031	2,810	2,483
BXP’s share of fair value lease revenue from unconsolidated joint ventures (3)	(494)	(511)	1	1	1
Non-cash losses (gains) from early extinguishments of debt	—	371	—	—	(3,604)
Non-cash termination income adjustment (fair value lease amounts)	7	—	141	29	3
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	(3)	—	(41)	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Straight-line ground rent expense adjustment (4)	998	1,031	935	987	(3,983)
Stock-based compensation	7,621	7,643	7,578	10,069	6,358
Non-real estate depreciation	449	393	362	364	486
Impairment loss	—	1,783	—	—	—
Fair value interest adjustment	(10,145)	(10,378)	(11,272)	(12,321)	(13,076)
Partners’ share of fair value interest adjustment from consolidated joint ventures	4,598	4,569	4,540	4,511	4,483

BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(75,708)	(69,742)	(74,719)	(58,100)	(34,206)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	449	805	1,247	2,525	2,075
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(1,472)	(18)	(8,616)	(4,769)	(207)
Unearned portion of capitalized fees from consolidated joint ventures	1,787	250	2,697	1,191	451
Maintenance capital expenditures (5)	(16,334)	(11,889)	(9,654)	(21,961)	(18,963)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (5)	1,197	377	422	573	2,134
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (5)	(437)	(283)	(112)	(197)	(578)
Hotel improvements, equipment upgrades and replacements	(3,870)	(2,137)	(434)	(360)	(1,231)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$151,183	$149,725	$160,948	$188,204	$138,872

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$128,930	$111,739	$111,737	$111,708	$111,556

FAD Payout Ratio (B÷A)	85.28%	74.63%	69.42%	59.35%	80.33%

(1)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(5)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures – see page 25 for additional detail.

FOURTH QUARTER 2016

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16	31-Dec-15
Net income attributable to Boston Properties, Inc. common shareholders	$145,530	$76,753	$96,597	$181,747	$137,851
Add:
Preferred dividends	2,704	2,589	2,589	2,618	2,646
Noncontrolling interest - common units of the Operating Partnership	16,905	9,387	11,357	21,393	16,098
Noncontrolling interests in property partnerships	(2,121)	(17,225)	6,814	10,464	10,143
Less:
Gains on sales of real estate	—	12,983	—	67,623	81,332

Income before gains on sales of real estate	163,018	58,521	117,357	148,599	85,406
Noncontrolling interests in property partnerships	2,121	17,225	(6,814)	(10,464)	(10,143)
Interest expense	97,896	104,641	105,003	105,309	106,178
Partners’ share of interest expense from consolidated joint ventures	(17,579)	(17,460)	(17,177)	(16,988)	(16,928)
BXP’s share of interest expense from unconsolidated joint ventures	3,654	4,025	4,010	4,015	3,908
Depreciation and amortization expense	179,908	203,748	153,175	159,448	164,460
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(27,256)	(40,907)	(19,369)	(19,555)	(20,685)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	8,692	9,128	4,618	4,496	3,994
Gain on sale of investment in unconsolidated joint venture	(59,370)	—	—	—	—
Losses from early extinguishments of debt	—	371	—	—	22,040
Impairment loss	—	1,783	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	7	—	141	29	3
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	(3)	—	(41)	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Stock-based compensation	7,621	7,643	7,578	10,069	6,358
Straight-line ground rent expense adjustment (1)	998	1,031	935	987	(3,983)
Straight-line rent (2)	(14,711)	(11,107)	6,503	(14,424)	(19,623)
Partners’ share of straight-line rent from consolidated joint ventures	1,103	707	718	1,696	2,605
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,696)	(3,285)	(1,787)	(1,064)	(1,131)
Lease transaction costs that qualify as rent inducements (3)	487	861	2,200	5,305	1,939
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (3)	—	—	—	(17)	(18)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (3)	43	15	—	—	24
Fair value lease revenue (4)	(6,840)	(6,547)	(8,808)	(8,186)	(7,450)
Partners’ share of fair value lease revenue from consolidated joint ventures (4)	2,194	2,084	3,031	2,810	2,483
BXP’s share of fair value lease revenue from unconsolidated joint ventures (4)	(494)	(511)	1	1	1

Subtotal (A)	$337,793	$331,966	$351,274	$372,066	$319,438

Divided by:

Interest expense	$97,896	$104,641	$105,003	$105,309	$106,178
Partners’ share of interest expense from consolidated joint ventures	(17,579)	(17,460)	(17,177)	(16,988)	(16,928)
BXP’s share of interest expense from unconsolidated joint ventures	3,654	4,025	4,010	4,015	3,908
Fair value interest adjustment	10,145	10,378	11,272	12,321	13,076

Partners’ share of fair value interest adjustment from consolidated joint ventures	(4,598)	(4,569)	(4,540)	(4,511)	(4,483)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(1,964)	(1,889)	(1,704)	(1,829)	(1,921)
Partners’ share of amortization of financing costs from consolidated joint ventures	39	38	38	38	39
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(100)	(113)	(112)	(120)	(113)

Adjusted interest expense excluding capitalized interest (B)	87,493	95,051	96,790	98,235	99,756

Capitalized interest	10,281	9,788	10,222	9,525	8,380
Partners’ share of capitalized interest from consolidated joint ventures	(203)	(21)	—	—	—
BXP’s share of capitalized interest from unconsolidated joint ventures	—	—	—	—	50

Adjusted interest expense including capitalized interest (C)	$97,571	$104,818	$107,012	$107,760	$108,186

Interest Coverage Ratio (excluding capitalized interest) (A ÷ B) (5)	3.86	3.49	3.63	3.79	3.20

Interest Coverage Ratio (including capitalized interest) (A ÷ C) (5)	3.46	3.17	3.28	3.45	2.95

(1)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Station concourse level, which are adjacent to the Company’s 200 Clarendon Street property. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(2)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(4)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(5)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or worsening. The ratios may also be used to compare the ability of different companies to meet their interest expense obligations, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations.

FOURTH QUARTER 2016

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal
December 31, 2016
Mortgage Notes Payable	$2,031,615
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	7,300,000
Outside Members’ Notes Payable	180,000

Subtotal	9,817,615
Fair Value Interest Adjustment on Mortgage Notes Payable	33,830
Fair Value Interest Adjustment on Mezzanine Notes Payable	1,093
Discount on Unsecured Senior Notes	(18,783)
Deferred Financing Costs, Net	(37,622)

Consolidated Debt	$9,796,133

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Yield (on issue date)		Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, net
8/17/2016	10/1/2026	$1,000,000	3.495	%(2)	2.750%	99.271%	$7,084	$7,894	$985,022
1/20/2016	2/1/2026	1,000,000	3.766%		3.650%	99.708%	2,694	7,398	989,908
6/27/2013	2/1/2024	700,000	3.916%		3.800%	99.694%	1,507	3,983	694,510
4/11/2013	9/1/2023	500,000	3.279%		3.125%	99.379%	2,114	2,681	495,205
6/11/2012	2/1/2023	1,000,000	3.954%		3.850%	99.779%	1,361	4,755	993,884
11/10/2011	11/15/2018	850,000	3.853%		3.700%	99.767%	577	1,848	847,575
11/18/2010	5/15/2021	850,000	4.289%		4.125%	99.260%	2,951	2,950	844,099
4/19/2010	11/15/2020	700,000	5.708%		5.625%	99.891%	329	2,174	697,497
10/9/2009	10/15/2019	700,000	5.967%		5.875%	99.931%	166	1,581	698,253

		$7,300,000					$18,783	$35,264	$7,245,953

Equity

	Shares/Units
	Outstanding	Common Stock		Equivalent
	as of 12/31/2016	Equivalents		Value (3)
Common Stock	153,790	153,790	(4)	$19,343,706
Common Operating Partnership Units	17,984	17,984	(5)	2,262,028
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(6)

Total Equity		171,774		$21,805,734

Consolidated Debt				$9,796,133
Add:
BXP’s share of unconsolidated joint venture debt (7)				318,193

Combined Debt (8)				10,114,326
Less:
Partners’ share of consolidated debt (9)				1,144,473

BXP’s Share of Combined Debt (8)				$8,969,853

Consolidated Market Capitalization				$31,601,867

BXP’s Share of Combined Market Capitalization (8)				$30,775,587

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Includes the impact of the cash settlement of certain forward-starting interest rate swap contracts that fixed the 10-year swap rate at a weighted-average rate of approximately 2.423% per annum on notional amounts aggregating $550.0 million.
(3)	Values based on December 31, 2016 closing price of $125.78 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 6 below).
(4)	Includes 59,777 shares of restricted stock.
(5)	Includes 904,588 long-term incentive plan units (including 166,629 Outperformance Plan Units and 93,928 2013 MYLTIP Units), but excludes an aggregate of 1,314,993 2014, 2015 and 2016 MYLTIP Units because the performance periods for these MYLTIP Units have not ended and therefore none of such units have been earned.
(6)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(7)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(8)	For the Company’s definitions, see pages 47-48.
(9)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.

FOURTH QUARTER 2016

DEBT ANALYSIS (1)

as of December 31, 2016

(dollars in thousands)

Debt Maturities and Principal Payments

	2017	2018	2019	2020	2021	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$1,300,000	$—	$—	$—	$—	$—	$1,300,000 (2)
601 Lexington Avenue (55% ownership)	13,051	13,684	14,349	15,045	15,776	614,710	686,615
New Dominion Technology Park, Building One	2,878	3,100	3,340	3,598	22,906	—	35,822
University Place	1,725	1,849	1,981	2,123	1,500	—	9,178

Mortgage Notes Payable	1,317,654	18,633	19,670	20,766	40,182	614,710	2,031,615

Fair Value Interest Adjustment	33,830	—	—	—	—	—	33,830
Deferred Financing Costs, Net	(637)	(431)	(431)	(431)	(342)	(86)	(2,358)

Mortgage Notes Payable, Net	$1,350,847	$18,202	$19,239	$20,335	$39,840	$614,624	$2,063,087

Mezzanine Notes Payable	$306,000	$—	$—	$—	$—	$—	$306,000
Fair Value Interest Adjustment	1,093	—	—	—	—	—	1,093

Mezzanine Notes Payable	$307,093	$—	$—	$—	$—	$—	$307,093

Unsecured Senior Notes, Face Amount	$—	$850,000	$700,000	$700,000	$850,000	$4,200,000	$7,300,000
Discount Amortization	(2,643)	(2,696)	(2,503)	(2,528)	(2,063)	(6,350)	(18,783)
Deferred Financing Costs, Net	(6,187)	(6,019)	(5,036)	(4,510)	(3,648)	(9,864)	(35,264)

Unsecured Senior Notes, Net	$(8,830)	$841,285	$692,461	$692,962	$844,289	$4,183,786	$7,245,953

Outside Members’ Notes Payable	$180,000	$—	$—	$—	$—	$—	$180,000

Total Fixed Rate Debt	$1,829,110	$859,487	$711,700	$713,297	$884,129	$4,798,410	$9,796,133

Consolidated Debt	$1,829,110	$859,487	$711,700	$713,297	$884,129	$4,798,410	$9,796,133

% of Consolidated Debt	18.67%	8.77%	7.27%	7.28%	9.03%	48.98%	100.00%

Balloon Payments	$1,786,000	$850,000	$700,000	$700,000	$872,906	$4,810,648	$9,719,554
Scheduled Principal Amortization	$17,654	$18,633	$19,670	$20,766	$17,276	$4,062	$98,061

GAAP Weighted Average Floating Rate Debt (3) (4)	—	—	—	—	—	—	—

GAAP Weighted Average Fixed Rate Debt (3) (4)	3.04%	3.89%	5.96%	5.70%	4.39%	3.85%	4.06%

Total GAAP Weighted Average Rate (3) (4)	3.04%	3.89%	5.96%	5.70%	4.39%	3.85%	4.06%

Total Stated Weighted Average Rate (4)	5.96%	3.77%	5.87%	5.63%	4.32%	3.78%	4.50%

Unsecured Line of Credit - Matures July 26, 2018

	Outstanding	Letters of	Remaining Capacity
Facility	at 12/31/2016	Credit	at 12/31/2016
$1,000,000	$—	$6,040	$993,960

Unsecured and Secured Debt Analysis (4)

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Unsecured Debt	75.35%	4.12%	4.21%	5.9
Secured Debt	24.65%	5.64%	3.62%	2.1

Consolidated Debt	100.00%	4.50%	4.06%	5.0

Floating and Fixed Rate Debt Analysis (4)

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.50%	4.06%	5.0

Consolidated Debt	100.00%	4.50%	4.06%	5.0

Interest Rate Hedging Instruments

		Weighted-Average
	Notional Amount	10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps (5)	450,000	2.619%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. For information on BXP’s unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value interest adjustment that is shown on the Fair Value Interest Adjustment line.
(3)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(4)	Percentage of total debt, weighted average rates and weighted average maturities exclude the Outside Members’ Notes Payable because they are allocated to the Company’s partners through noncontrolling interests in property partnerships.
(5)	Represents forward interest rate swap contracts entered into by the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City).

FOURTH QUARTER 2016

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of December 31, 2016 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		December 31, 2016
Total Assets:
Capitalized Property Value (1)		$23,161,068	$23,633,989
Cash and Cash Equivalents		356,914	356,914
Investments in Securities		23,814	23,814
Undeveloped Land, at Cost (including Joint Venture %)		292,661	292,661
Development in Process, at Cost (including Joint Venture %)		1,244,322	1,244,322

Total Assets		$25,078,779	$25,551,700

Unencumbered Assets		$19,731,476	$20,186,007

Consolidated Secured Debt (Fixed and Variable) (2)		$2,059,507	$2,059,507
Mezzanine Notes Payable (3)		306,000	306,000
Unconsolidated Joint Venture Debt (4)		319,475	319,475
Outside Members’ Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		12,266	12,266
Unsecured Debt (5)		7,300,000	7,300,000

Total Outstanding Debt		$10,177,248	$10,177,248

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$163,018	$163,018
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,585)	(2,585)
Subtract: Gain on Sale of Investment in Unconsolidated Joint Ventures (per Consolidated Income Statement)		(59,370)	(59,370)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(560)	(560)
Add: Interest Expense (per Consolidated Income Statement)		97,896	97,896
Add: Depreciation and Amortization (per Consolidated Income Statement)		179,908	179,908

EBITDA		378,307	378,307
Add: BXP’s share of unconsolidated joint venture EBITDA		14,315	14,315

Consolidated EBITDA		$392,622	$392,622

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$97,896	$97,896
Add: BXP’s share of unconsolidated joint venture interest expense		3,495	3,495
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(2,064)	(2,064)
Less: Interest expense funded by construction loan draws		(57)	(57)

Adjusted Interest Expense		$99,270	$99,270

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	40.6%	39.8%
Secured Debt/Total Assets	Less than 50%	10.7%	10.5%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.96	3.96
Unencumbered Assets/ Unsecured Debt	Greater than 150%	270.3%	276.5%

Unencumbered Consolidated Property EBITDA (6)		$331,361	$331,361

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured

Interest Expense)		4.48	4.48

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		84.4%	84.4%

# of in-service unencumbered properties		152	152

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Includes capital lease obligations of $27,892 and excludes aggregate fair value interest adjustment of $33,830 and deferred financing costs, net of $2,358.
(3)	Excludes aggregate fair value interest adjustment of $1,093.
(4)	Excludes aggregate deferred financing costs, net of $1,282.
(5)	Excludes aggregate debt discount of $18,783 and deferred financing costs, net of $35,264.
(6)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended December 31, 2016, these excluded amounts were approximately $(15,644), $76,406, $(271) and $770, respectively.

FOURTH QUARTER 2016

UNCONSOLIDATED JOINT VENTURES (1)

as of December 31, 2016

(dollars in thousands)

Balance Sheet Information

Property	BXP’s Nominal Ownership	Net Equity	Mortgage/ Construction Loans Payable, Net
540 Madison Avenue	60.00%	$67,816	$71,827
Market Square North	50.00%	(8,134)	61,552
Metropolitan Square	20.00%	2,004	33,192
901 New York Avenue	25.00%	(10,564)	55,893
Wisconsin Place Parking Facility	33.33%	41,605	—
Annapolis Junction (2)	50.00%	20,539	44,313
500 North Capitol Street, N.W.	30.00%	(3,389)	31,386
Colorado Center	49.80%	510,623	—
The Hub on Causeway - Podium	50.00%	29,869	—
The Hub on Causeway - Hotel (3)	50.00%	933	—
The Hub on Causeway - Residential (3)	50.00%	20,803	—
1001 6th Street	50.00%	42,528	—
Dock 72	50.00%	33,699	—
1265 Main Street	50.00%	4,779	20,030

		753,111
Investments with deficit balances reflected within Other Liabilities		22,087

Investment in Joint Ventures		$775,198	$318,193

Debt Maturities and Principal Payments by Property

Property	2017	2018	2019	2020	2021	Thereafter	Total
540 Madison Avenue (60%)	$—	$72,000	$—	$—	$—	$—	$72,000
Market Square North (50%)	1,148	1,205	1,265	58,091	—	—	61,709
901 New York Avenue (25%)	—	—	—	955	1,042	54,253	56,250
Metropolitan Square (20%)	553	586	620	31,501		—	33,260
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
1265 Main Street (50%)	339	383	398	413	429	18,238	20,200	(4)
Annapolis Junction Building One (50%)	279	19,519	—	—	—	—	19,798	(5)
Annapolis Junction Buildings Seven & Eight (50%)	299	326	17,723	—	—	—	18,348	(6)
Annapolis Junction Building Six (50%)		6,410	—	—	—	—	6,410	(7)
Dock 72 (50%)	—	—	—	—	—	—	—	(8)

	2,618	100,429	20,006	90,960	1,471	103,991	319,475

Deferred Financing Costs, Net	(375)	(265)	(183)	(112)	(74)	(273)	(1,282)

Mortgage/Construction Loans Payable, Net	$2,243	$100,164	$19,823	$90,848	$1,397	$103,718	$318,193

GAAP Weighted Average Rate	3.50%	3.14%	3.37%	5.17%	1.68%	3.08%	3.78%

% of Total Mortgage/Construction Loans Payable, Net	0.70%	31.48%	6.23%	28.55%	0.44%	32.60%	100.00%

Balloon Payments	$—	$97,882	$17,397	$88,387	$—	$95,505	$299,171
Scheduled Amortization	$2,618	$2,547	$2,609	$2,573	$1,471	$8,486	$20,304

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	36.50%	2.99%	3.17%	1.7
Fixed Rate Debt	63.50%	4.44%	4.50%	6.4

Total Debt	100.00%	3.91%	4.02%	4.7

(1)	Amounts represent the Company’s share based on its ownership percentage.
(2)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(3)	Refer to page 44, Acquisitions footnote 3.
(4)	On December 8, 2016, the joint venture obtained mortgage financing totaling $40.4 million collateralized by the property.
(5)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.
(6)	On December 7, 2016, the joint ventures combined and extended mortgage loans collateralized by Annapolis Junction Building Seven and Building Eight, respectively.
(7)	On November 15, 2016, the joint venture extended the loan collateralized by its Annapolis Junction Building Six property.
(8)	On December 19, 2016, the joint venture obtained construction financing with a total commitment of $250.0 million collateralized by its Dock 72 development project.

FOURTH QUARTER 2016

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended December 31, 2016

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin Place Parking Facility	Annapolis	500 North Capitol	Colorado		1001	1265 Main	Total Unconsolidated
	Avenue	North	Square (1)	Avenue			Junction (2)	Street, N.W.	Center		6th Street	Street	Joint Ventures
REVENUE
Rental (3)	$6,423	$3,461	$4,607	$6,415		$1,005	$1,953	$2,735	$10,130		$258	$994	$37,981
Operating recoveries	931	795	1,268	1,182		282	646	1,253	460		—	205	7,022
Straight-line rent	(107)	1,059	1,840	602		—	40	269	3,319		—	—	7,022
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Termination income	22	—	—	—		—	—	—	—		—	—	22

Total revenue	7,269	5,315	7,715	8,199		1,287	2,639	4,257	14,005		258	1,199	52,143

EXPENSES
Operating	3,716	2,344	3,602	3,534		493	1,868	1,143	4,706		329	227	21,962

NET OPERATING INCOME/(LOSS)	3,553	2,971	4,113	4,665		794	771	3,114	9,299		(71)	972	30,181

Interest	669	1,520	2,419	2,075		—	931	1,128	—		—	102	8,844
Depreciation and amortization	1,874	923	1,662	1,388		1,383	1,009	961	3,848		—	379	13,427

SUBTOTAL	2,543	2,443	4,081	3,463		1,383	1,940	2,089	3,848		—	481	22,271

NET INCOME/(LOSS)	$1,010	$528	$32	$1,202		$(589)	$(1,169)	$1,025	$5,451		$(71)	$491	$7,910

BXP’s nominal ownership percentage	60.00%	50.00%	20.00%	25.00%		33.33%	50.00%	30.00%	49.80%		50.00%	50.00%

BXP’s share of net income/(loss)	$606	$264	$12	$334	(4)	$(196)	$(585)	$308	$2,715		$(36)	$246	$3,668

Basis differential
Straight-line rent	—	—	—	—		—	—	—	702	(5)	—	—	702
Fair value lease revenue	—	—	—	—		—	—	—	446	(5)	—	—	446
Depreciation and amortization	174	(7)	77	(6)		(7)	(2)	7	(2,463	)(5)	—	(4)	(2,231)
Gain on investment	—	—	59,370	—		—	—	—	—		—	—	59,370

Total basis differential (6)	174	(7)	59,447	(6)		(7)	(2)	7	(1,315	)(5)	—	(4)	58,287

Income/(loss) from unconsolidated joint ventures	$780	$257	$59,459	$328	(4)	$(203)	$(587)	$315	$1,400		$(36)	$242	$61,955

Gain on investment	—	—	(59,370)	—		—	—	—	—		—	—	(59,370)
BXP’s share of depreciation & amortization	1,015	470	377	986	(4)	466	511	295	4,379		—	193	8,692

BXP’s share of Funds from Operations (FFO)	$1,795	$727	$466	$1,314		$263	$(76)	$610	$5,779		$(36)	$435	$11,277

BXP’s share of interest expense	$401	$760	$643	$995	(4)	$—	$466	$338	$—		$—	$51	$3,654

BXP’s share of fair value interest adjustment	$—	$—	$—	$—		$—	$—	$—	$—		$—	$—	$—

BXP’s share of amortization of financing costs	$31	$10	$3	$21		$—	$31	$4	$—		$—	$—	$100

BXP’s share of capitalized interest	$—	$—	$—	$—		$—	$—	$—	$—		$—	$—	$—

BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—		$—	$—	$—	$—		$—	$—	$—

BXP’s share of revenue (7) (8)	$4,361	$2,658	$2,000	$3,932	(4)	$429	$1,320	$1,277	$8,122		$129	$600	$24,828
BXP’s share of operating expenses	2,230	1,172	905	1,695	(4)	164	934	343	2,344		165	114	10,066

BXP’s share of net operating income/(loss) (7) (8)	2,131	1,486	1,095	2,237	(4)	265	386	934	5,778		(36)	486	14,762
Less:
BXP’s share of termination income	13	—	—	—	(4)	—	—	—	—		—	—	13
BXP’s share of straight-line rent	(64)	530	485	289	(4)	—	20	81	2,355		—	—	3,696
BXP’s share of fair value lease revenue	—	—	—	—	(4)	—	—	—	494		—	—	494

Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	—	—	—	(4)	—	—	43	—		—	—	43

BXP’s share of net operating income/(loss) (excluding termination income) - cash basis (7) (8)	$2,182	$956	$610	$1,948	(4)	$265	$366	$896	$2,929		$(36)	$486	$10,602

(1)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest and its partner owned a 49% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture with the buyer owning the remaining 80%.
(2)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(3)	Includes approximately $50 of management services income and approximately $33 of interest and other income.
(4)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(5)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(7)	Includes the Company’s share of approximately $2,982 of operating recoveries.
(8)	Includes the Company’s share of approximately $29 of management services income and approximately $13 of interest and other income.

FOURTH QUARTER 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of December 31, 2016

BXP's ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,411,413		$2,184,916	$750,078	$6,346,407
Cash and cash held in escrows	104,976		151,525	2,454	258,955
Other assets	100,794		179,957	7	280,758

Total assets	$3,617,183		$2,516,398	$752,539	$6,886,120

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,333,625		$684,858	$—	$2,018,483
Mezzanine notes payable	307,093		—	—	307,093
Outside members' notes payable	180,000		—	—	180,000
Accrued interest on related party notes	153,758		—	—	153,758
Other liabilities	137,053		91,152	69,836	298,041

Total liabilities	2,111,529		776,010	69,836	2,957,375

Equity:
Boston Properties, Inc.	1,104,180	(1)	634,680	657,347	2,396,207
Noncontrolling interests	401,474		1,105,708	25,356	1,532,538	(2)

Total equity	1,505,654		1,740,388	682,703	3,928,745

Total liabilities and equity	$3,617,183		$2,516,398	$752,539	$6,886,120

Partners' share of mortgage notes payable, net	$533,450		$308,186	$—	$841,636
Partners' share of mezzanine notes payable	122,837		—	—	122,837
Outside members' notes payable	180,000		—	—	180,000

Partners' share of consolidated debt	$836,287		$308,186	$—	$1,144,473

(1)	Amount is adjusted for related party notes and accrued interest that are allocated to BXP's partners through noncontrolling interests in property partnerships.
(2)	Amount excludes preferred shareholders' capital of approximately $0.1 million.

FOURTH QUARTER 2016

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended December 31, 2016

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue		Total
	767 Fifth Avenue	100 Federal Street		Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
REVENUE
Rental	$67,558	$85,477	$—	$153,035
Straight-line rent	2,521	212	—	2,733
Fair value lease revenue	3,581	1,693	—	5,274
Termination income	(7)	75	—	68
Parking and other	882	1,325	—	2,207

Total revenue	74,535	88,782	—	163,317

EXPENSES
Operating	27,023	33,273	15	60,311

NET OPERATING INCOME	47,512	55,509	(15)	103,006

Management services income	(134)	(737)	—	(871)
Interest and other income	(26)	(162)	—	(188)
Interest expense	24,137	8,063	—	32,200
Interest expense - outside members’ notes	8,933	—	—	8,933
Fair value interest adjustment	(11,495)	—	—	(11,495)
Depreciation and amortization	39,360	25,610	—	64,970
Other	—	39	—	39

SUBTOTAL	60,775	32,813	—	93,588

NET INCOME/(LOSS)	$(13,263)	$22,696	$(15)	$9,418

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (1)	$19,005	$24,979	$(1)	$43,983

BXP’s share of NOI	$28,507	$30,530	$(14)	$59,023

Unearned portion of capitalized fees (2)	$1,571	$216	$—	$1,787

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$(13,263)	$22,696	$(15)	$9,418
Add depreciation & amortization - BXP’s basis difference	38	33	—	71
Special allocation - BXP’s basis	—	(90)	—	(90)
Add partners’ share of outside members’ loan interest	8,933	—	—	8,933

Net income/(loss) before interest allocation	$(4,292)	$22,639	$(15)	$18,332

Partners’ share of net income before interest allocation (1)	$(1,717)	$10,188	$—	$8,471
Partners’ share of outside members’ loan interest (1)	(8,933)	—	—	(8,933)
Allocation of management and other fees to non-controlling partners (1)	(647)	(982)	—	(1,629)
Accretion and adjustments (1)	—	—	(30)	(30)

Partners’ NCI (1)	$(11,297)	$9,206	$(30)	$(2,121)

Reconciliation of partners’ share of FFO:
Net income/(loss)	$(13,263)	$22,696	$(15)	$9,418
Add depreciation & amortization	39,360	25,610	—	64,970

Entity FFO	$26,097	$48,306	$(15)	$74,388

Partners’ NCI (1)	$(11,297)	$9,206	$(30)	$(2,121)
Partners’ share of depreciation and amortization after BXP’s basis differential (1)	15,728	11,528	—	27,256

Partners’ share FFO (1)	$4,431	$20,734	$(30)	$25,135

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$(1,966)	$13,490	$15	$11,539
Depreciation & amortization - BXP’s basis difference	38	33	—	71
BXP’s share of depreciation & amortization	23,594	14,049	—	37,643

BXP’s share of FFO	$21,666	$27,572	$15	$49,253

Partners’ share of select items:
Partners’ share of revenue (1)	$29,814	$39,952	$—	$69,766

Partners’ share of interest expense (1)	$18,585	$3,592	$—	$22,177

Partners’ share of fair value interest adjustment (1)	$(4,598)	$—	$—	$(4,598)

Partners’ share of amortization of financing costs (1)	$3	$36	$—	$39

Partners’ share of capitalized interest (1)	$—	$203	$—	$203

Partners’ share of non-cash termination income adjustment (fair value lease amounts) (1)	$3	$—	$—	$3

Reconciliation of Partners’ share of NOI (1):
Rental revenue	$29,814	$39,952	$—	$69,766
Less: Termination income	(3)	34	—	31

Rental revenue (termination income)	29,817	39,918	—	69,735

Operating expenses	10,809	14,973	1	25,783

NOI (excluding termination income)	$19,008	$24,945	$(1)	$43,952

Rental revenue (excluding termination income)	$29,817	$39,918	—	$69,735
Less: Straight-line rent	1,008	95	—	1,103
Fair value lease revenue	1,432	762	—	2,194
Add: Lease transaction costs that qualify as rent inducements (3)	—	—	—	—

Subtotal	27,377	39,061	—	66,438

Less: Operating expenses	10,809	14,973	1	25,783
Straight-line ground rent expense	—	—	—	—

NOI (excluding termination income) - cash basis	$16,568	$24,088	$(1)	$40,655

(1)	Amounts represent the partners’ share based on their respective ownership percentage.
(2)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.

FOURTH QUARTER 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	December 31, 2016		December 31, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$145,530		$137,851
Preferred dividends	2,704		2,646

Net income attributable to Boston Properties, Inc.	148,234		140,497
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,905		16,098
Noncontrolling interest in property partnerships	(2,121)		10,143

Net income	163,018		166,738
Gains on sales of real estate	—		(81,332)

Income before gains on sales of real estate	163,018		85,406

Add:
Losses from early extinguishments of debt	—		22,040
Interest expense	97,896		106,178
Depreciation and amortization	179,908		164,460
Transaction costs	1,200		470
General and administrative expense	25,293		24,300
Subtract:
Gains from investments in securities	(560)		(493)
Interest and other income	(573)		(440)
Gain on sale of investment in unconsolidated joint venture	(59,370)		—
Income from unconsolidated joint ventures	(2,585)		(2,211)
Development and management services income	(9,698)		(6,452)

Net Operating Income (NOI)	394,529		393,258

Add:
BXP’s share of NOI from unconsolidated joint ventures	14,762	(1)	10,521

Combined NOI	409,291		403,779

Subtract:
Partners’ share of NOI from consolidated joint ventures	(43,983	)(2)	(48,485)

BXP’s Share of Combined NOI	365,308		355,294

Subtract:
Termination income	(504)		(7,701)
BXP’s share of termination income from unconsolidated joint ventures	(13	)(1)	(17)
Add:
Partners’ share of termination income from consolidated joint ventures	31	(2)	2,113

BXP’s Share of Combined NOI (excluding termination income)	$364,822		$349,689

Net Operating Income (NOI)	$394,529		$393,258
Subtract:
NOI from non Same Properties (excluding termination income) (3)	(15,681)		(16,081)
Termination income	(504)		(7,701)

Same Property NOI (excluding termination income)	378,344		369,476

Add:
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	14,749	(1)	10,504
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(6,455)		(1,296)

Combined Same Property NOI (excluding termination income)	386,638		378,684

Subtract:
Partners’ share of NOI from consolidated joint ventures (excluding termination income)	(43,952	)(2)	(46,372)
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) (3) (4)	(562)		1,631

BXP’s Share of Combined Same Property NOI (excluding termination income)	$342,124		$333,943

(1)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(2)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. Non Same Properties include properties that were sold prior to December 31, 2016 and therefore are no longer a part of the Company’s property portfolio.
(4)	During the three months ended September 30, 2016, approximately 13% of 601 Lexington Avenue complex was removed from the in-service portfolio as part of a planned redevelopment. As a result, the partners’ share of NOI for the three months ended December 31, 2015, related to the planned redevelopment at 601 Lexington Avenue, is included in Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income).

FOURTH QUARTER 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME (NOI) - CASH BASIS

(in thousands)

	For the three months ended
	December 31, 2016		December 31, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$145,530		$137,851
Preferred dividends	2,704		2,646

Net income attributable to Boston Properties, Inc.	148,234		140,497
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,905		16,098
Noncontrolling interest in property partnerships	(2,121)		10,143

Net income	163,018		166,738
Gains on sales of real estate	—		(81,332)

Income before gains on sales of real estate	163,018		85,406

Add:
Losses from early extinguishments of debt	—		22,040
Interest expense	97,896		106,178
Depreciation and amortization	179,908		164,460
Transaction costs	1,200		470
General and administrative expense	25,293		24,300
Subtract:
Gains from investments in securities	(560)		(493)
Interest and other income	(573)		(440)
Gain on sale of investment in unconsolidated joint venture	(59,370)		—
Income from unconsolidated joint ventures	(2,585)		(2,211)
Development and management services income	(9,698)		(6,452)

Net Operating Income (NOI)	394,529		393,258

Subtract:
Straight-line rent	(14,711)		(19,623)
Fair value lease revenue	(6,840)		(7,450)
Add:
Straight-line ground rent expense adjustment (1)	998		(3,983)
Lease transaction costs that qualify as rent inducements (2)	487		1,939

NOI - cash basis	374,463		364,141

Subtract:
NOI (excluding termination income) - cash basis from non Same Properties (3)	(12,840)		(9,765)
Termination income	(504)		(7,701)

Same Property NOI (excluding termination income) - cash basis	361,119		346,675

Add:
BXP’s share of NOI (excluding termination income) - cash basis from unconsolidated joint ventures	10,602	(4)	9,396
Subtract:
BXP’s share of NOI (excluding termination income) - cash basis from non Same Properties from unconsolidated joint ventures (3)	(3,487)		(1,286)

Combined Same Property NOI (excluding termination income) - cash basis	368,234		354,785

Subtract:
Partners’ share of NOI (excluding termination income) - cash basis from consolidated joint ventures	(40,655	)(5)	(41,303)
Add:
Partners’ share of NOI (excluding termination income) - cash basis from non Same Properties from consolidated joint ventures (3) (6)	(601)		1,684

BXP’s Share of Combined Same Property NOI (excluding termination income) - cash basis	$326,978		$315,166

(1)	For additional information, refer to page 13.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. Non Same Properties include dispositions that occurred prior to December 31, 2016 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(5)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(6)	During the three months ended September 30, 2016, approximately 13% of 601 Lexington Avenue complex was removed from the in-service portfolio as part of a planned redevelopment. As a result, the partners’s share of NOI - cash basis for the three months ended December 31, 2015, related to the planned redevelopment at 601 Lexington Avenue, is included in Partners’ share of NOI (excluding termination income) - cash basis from non Same Properties from consolidated joint ventures.

FOURTH QUARTER 2016

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	31-Dec-16	31-Dec-15	$ Change	% Change	31-Dec-16	31-Dec-15	$ Change	% Change
Rental Revenue	$586,654	$578,719			$15,155	$15,045
Less: Termination income	502	7,701			—	—

Rental revenue (excluding termination income) (2)	586,152	571,018	$15,134	2.7%	15,155	15,045	$110	0.7%

Less: Operating expenses and real estate taxes	213,580	207,083	6,497	3.1%	9,383	9,504	(121)	(1.3)%

NOI (excluding termination income) (3)	$372,572	$363,935	$8,637	2.4%	$5,772	$5,541	$231	4.2%

Rental revenue (excluding termination income)	$586,152	$571,018			$15,155	$15,045
Less: Straight-line rent and fair value lease revenue	18,683	20,738	(2,055)	(9.9)%	14	20	(6)	(30.0)%

Add: Lease transaction costs that qualify as rent inducements (4)	474	1,940	(1,466)	(75.6)%	—	—	—	—

Subtotal	567,943	552,220	15,723	2.8%	15,141	15,025	116	0.8%

Less: Operating expenses and real estate taxes	213,580	207,083	6,497	3.1%	9,383	9,504	(121)	(1.3)%
Add: Straight-line ground rent expense (5)	998	(3,983)	4,981	125.1%	—	—	—	—

NOI (excluding termination income) - cash basis	$355,361	$341,154	$14,207	4.2%	$5,758	$5,521	$237	4.3%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s Share)
	For the three months ended				For the three months ended
	31-Dec-16	31-Dec-15	$ Change	% Change	31-Dec-16	31-Dec-15	$ Change	% Change
Rental Revenue	$601,809	$593,764			$15,649	$16,468
Less: Termination income	502	7,701			13	17

Rental revenue (excluding termination income) (2)	601,307	586,063	$15,244	2.6%	15,636	16,451	$(815)	(5.0)%

Less: Operating expenses and real estate taxes	222,963	216,587	6,376	2.9%	7,342	7,243	99	1.4%

NOI (excluding termination income) (3)	$378,344	$369,476	$8,868	2.4%	$8,294	$9,208	$(914)	(9.9)%

Rental revenue (excluding termination income)	$601,307	$586,063			$15,636	$16,451
Less: Straight-line rent and fair value lease revenue	18,697	20,758	(2,061)	(9.9)%	1,222	1,122	100	8.9%

Add: Lease transaction costs that qualify as rent inducements (4)	474	1,940	(1,466)	(75.6)%	43	24	19	79.2%

Subtotal	583,084	567,245	15,839	2.8%	14,457	15,353	(896)	(5.8)%

Less: Operating expenses and real estate taxes	222,963	216,587	6,376	2.9%	7,342	7,243	99	1.4%
Add: Straight-line ground rent expense (5)	998	(3,983)	4,981	125.1%	—	—	—	—

NOI (excluding termination income) - cash basis (6)	$361,119	$346,675	$14,444	4.2%	$7,115	$8,110	$(995)	(12.3)%

	Combined				BXP’s Share of Combined (7)
	For the three months ended				For the three months ended
	31-Dec-16	31-Dec-15	$ Change	% Change	31-Dec-16	31-Dec-15	$ Change	% Change
Rental Revenue	$617,458	$610,232			$548,062	$539,084
Less: Termination income	515	7,718			484	5,605

Rental revenue (excluding termination income) (2)	616,943	602,514	$14,429	2.4%	547,578	533,479	$14,099	2.6%

Less: Operating expenses and real estate taxes	230,305	223,830	6,475	2.9%	205,454	199,536	5,918	3.0%

NOI (excluding termination income) (3)	$386,638	$378,684	$7,954	2.1%	$342,124	$333,943	$8,181	2.4%

Rental revenue (excluding termination income)	$616,943	$602,514			$547,578	$533,479
Less: Straight-line rent and fair value lease revenue	19,919	$21,880	(1,961)	(9.0)%	16,661	16,740	(79)	(0.5)%

Add: Lease transaction costs that qualify as rent inducements (4)	517	$1,964	(1,447)	(73.7)%	517	1,946	(1,429)	(73.4)%

Subtotal	597,541	$582,598	14,943	2.6%	531,434	518,685	12,749	2.5%

Less: Operating expenses and real estate taxes	230,305	$223,830	6,475	2.9%	205,454	199,536	5,918	3.0%
Add: Straight-line ground rent expense (5)	998	$(3,983)	4,981	125.1%	998	(3,983)	4,981	125.1%

NOI (excluding termination income) - cash basis	$368,234	$354,785	$13,449	3.8%	$326,978	$315,166	$11,812	3.7%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the portion removed from the complex as part of a planned redevelopment) and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(5)	For additional information, see page 13.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI (excluding termination income) - cash basis, see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	See page 20 for the partners’ share of each line item, adjusted for the activity at 601 Lexington Avenue related to the planned redevelopment that commenced during the three months ended September 30, 2016.

FOURTH QUARTER 2016

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy

	Fourth Quarter		Percent	YTD		Percent
	2016	2015	Change	2016	2015	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,417	$2,301	5.0%	$2,385	$2,268	5.2%
Average Rental Rate Per Occupied Square Foot (1)	$2.64	$2.50	5.6%	$2.62	$2.46	6.5%
Average Physical Occupancy (1) (2)	91.9%	94.5%	(2.8)%	93.6%	90.8%	3.1%
Average Economic Occupancy (2)	92.2%	93.9%	(1.8)%	93.6%	89.2%	4.9%

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,167	$4,129	0.9%	$4,154	$4,052	2.5%
Average Rental Rate Per Occupied Square Foot (3)	$4.65	$4.54	2.4%	$4.61	$4.50	2.4%
Average Physical Occupancy (2) (3)	93.8%	95.4%	(1.7)%	95.6%	96.4%	(0.8)%
Average Economic Occupancy (2)	94.1%	96.7%	(2.7)%	96.5%	97.4%	(0.9)%

Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	71.3%	70.8%	0.7%	79.5%	80.8%	(1.6)%
Average Daily Rate	$279.21	$287.97	(3.0)%	$271.38	$275.43	(1.5)%
Revenue per available room	$199.10	$203.91	(2.4)%	$215.71	$222.47	(3.0)%

Net Operating Income (dollars in thousands) (4)

	Residential					Hotel
	Fourth Quarter				Percent	Fourth Quarter		Percent
	2016		2015		Change	2016	2015	Change
Rental Revenue	$4,190	(5)	$4,106	(5)	2.0%	$10,965	$10,939	0.2%
Less: Operating expenses and real estate taxes	1,647		1,616		1.9%	7,736	7,888	(1.9)%

Net Operating Income	$2,543	(5)	$2,490	(5)	2.1%	$3,229	$3,051	5.8%

Rental Revenue	$4,190	(5)	$4,106	(5)		$10,965	$10,939
Less: Straight-line rent and fair value lease revenue	13		19		(31.6)%	1	1	—

Subtotal	4,177		4,087		2.2%	10,964	10,938	0.2%

Less: Operating expenses and real estate taxes	1,647		1,616		1.9%	7,736	7,888	(1.9)%
Add: Straight-line ground rent expense	—		—		—	—	—	—

Net Operating Income - cash basis	$2,530	(5)	$2,471	(5)	2.4%	$3,228	$3,050	5.8%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(5)	Includes 35,796 square feet of retail space, which had revenue of approximately $600 and $599 for the three months ended December 31, 2016 and December 31, 2015, respectively.

FOURTH QUARTER 2016

HISTORICALLY GENERATED CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and

LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Historical Capital Expenditures

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014	2013
Maintenance capital expenditures	$16,334	$11,889	$9,654	$21,961	$56,383	$45,618	$48,353
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(1,197)	(377)	(422)	(573)	(5,565)	(4,377)	(766)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	437	283	112	197	1,653	1,369	3,439

Hotel improvements, equipment upgrades and replacements (1)	3,870	2,137	434	360	2,430	2,894	2,070

Planned capital expenditures associated with acquisition properties	—	—	—	87	6,914	14,652	21,041
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—	—	—	—	(845)	(1,565)	(535)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	138	92	—	—	—	—	—

Repositioning capital expenditures (2)	25,046	7,932	12,461	13,007	9,744	—	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	(2,746)	—	—	—	—	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures (3)	256	216	14	8	76	—	—

Total BXP’s Share of Combined Capital Expenditures	$42,138	$22,172	$22,253	$35,047	$70,790	$58,591	$73,602

2nd Generation Tenant Improvements and Leasing Commissions (4)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	2015	2014	2013
Square feet	1,112,299	1,177,378	1,304,751	1,376,563	5,204,123	3,936,046	3,610,088

Tenant improvements and lease commissions PSF	$71.78	$59.26	$70.13	$48.87	$45.40	$29.60	$36.99

(1)	Includes capital expenditures related to a room renovation project totaling approximately $3,200, as of December 31, 2016, with an estimated total project cost of approximately $13,300.
(2)	In Q4 2016, includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue in Washington, DC, 100 Federal Street (55% ownership) and Prudential Center Retail Improvements in Boston, MA, and 399 Park Avenue in New York City.
(3)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(4)	Includes 100% of unconsolidated joint ventures.

FOURTH QUARTER 2016

PORTFOLIO OVERVIEW

for the three months ended December 31, 2016

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	12,758,190	885,669	77,480	330,000	14,051,339
New York	11,115,188	395,256	—	—	11,510,444
San Francisco and Los Angeles	6,844,711	353,937	—	—	7,198,648
Washington, DC	9,899,676	688,619	329,168	—	10,917,463

Total	40,617,765	2,323,481	406,648	330,000	43,677,894

% of Total	93.0%	5.3%	0.9%	0.8%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1) (2) (3)

				Partners’ Share	BXP’s Share of
				of Revenue from	Revenue from
		Consolidated		Consolidated	Unconsolidated
Unit Type	Square Feet	Revenue		Joint Ventures (4)	Joint Ventures (5)	Total	% of Total
Office	40,617,765	$457,782		$(51,286)	$18,961	$425,457	85.2%
Retail	2,323,481	37,794		(5,825)	736	32,705	6.6%
Residential	406,648	3,432		—	—	3,432	0.7%
Hotel	330,000	10,873	(6)	—	—	10,873	2.2%
Parking and other	N/A	25,334	(7)	(942)	2,107	26,499	5.3%

Total	43,677,894	$535,215		$(58,053)	$21,804	$498,966	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1) (2) (8)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	37,947,397	2,217,329	406,648	330,000	40,901,374
% of Properties In-Service	93.4%	95.4%	100.0%	100.0%	93.6%

Percentage of BXP’s Share of Combined Net Operating Income (excluding termination income) by Location and Type of Property (1) (9)

Geographic Area	Office	Residential	Hotel	Total
Boston	29.2%	0.2%	0.9%	30.3%
New York	31.5%	—	—	31.5%
San Francisco and Los Angeles	17.5%	—	—	17.5%
Washington, DC	20.2%	0.5%	—	20.7%

Total	98.4%	0.7%	0.9%	100.0%

Geographic Area	CBD	Suburban	Total
Boston	23.6%	6.7%	30.3%
New York	29.0%	2.5%	31.5%
San Francisco and Los Angeles	14.1%	3.4%	17.5%
Washington, DC	8.9%	11.8%	20.7%

Total	75.6%	24.4%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	Excludes recoveries from tenants.
(4)	For additional information, see page 20.
(5)	Represents the Company’s share. For additional information, see page 18.
(6)	Excludes approximately $67 of base rent from retail tenants that is included in Retail above and approximately $25 of recoveries from tenants.
(7)	Includes approximately $2,400 of other income.
(8)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Properties.
(9)	BXP’s Share of Combined Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of Combined NOI (excluding termination income), see page 21. For disclosures relating to the Company’s use of BXP’s Share of Combined NOI (excluding termination income), see pages 47-48.

FOURTH QUARTER 2016

IN-SERVICE PROPERTY LISTING

as of December 31, 2016

							Encumbered	Central
						Annualized	with secured	Business
			Number of			Rental Obligations	debt	District (CBD) or
		Sub Market	Buildings	Square Feet	Leased % (1)	Per Leased SF (2)	(Y/N)	Suburban (S)
Boston
Office
	200 Clarendon Street	CBD Boston MA	1	1,746,221	79.2%	$64.56	N	CBD
	100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,037	80.8%	52.75	N	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,885	97.8%	59.94	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	98.6%	63.64	N	CBD
	Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	68.39	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,583	95.8%	47.36	N	CBD
(3)(4)	Prudential Center (retail shops)	CBD Boston MA	1	530,992	97.4%	81.06	N	CBD
(3)	Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.37	N	CBD

			8	6,995,235	90.3%	$62.09

	355 Main Street	East Cambridge MA	1	265,342	100.0%	$70.24	N	CBD
	90 Broadway	East Cambridge MA	1	223,771	100.0%	51.42	N	CBD
	255 Main Street	East Cambridge MA	1	215,629	85.1%	56.20	N	CBD
	300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.49	N	CBD
	150 Broadway	East Cambridge MA	1	177,226	100.0%	47.07	N	CBD
	105 Broadway	East Cambridge MA	1	152,664	100.0%	61.71	N	CBD
	325 Main Street	East Cambridge MA	1	115,361	100.0%	46.89	N	CBD
(5)	145 Broadway	East Cambridge MA	1	79,616	100.0%	46.38	N	CBD
	250 Binney Street	East Cambridge MA	1	67,362	100.0%	43.75	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	47.26	Y	CBD

			10	1,687,444	98.1%	$54.34

	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,011,172	75.6%	$36.75	N	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	98.3%	33.61	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	87.8%	37.25	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.18	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	93.4%	35.42	N	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	86.5%	34.99	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	97.8%	36.92	N	S

(6)	10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	92.7%	51.29	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.15	N	S
(6)(7)	1265 Main Street (50% ownership)	Route 128 Mass Turnpike MA	1	114,969	100.0%	43.04	Y	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.82	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.92	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,858	75.7%	26.44	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,542	68.7%	23.19	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	27.54	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	39.98	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.89	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.48	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	41.17	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.40	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	42.80	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	33.26	N	S
(3)(6)	The Point	Route 128 Northwest MA	1	16,300	84.7%	52.38	N	S

			31	4,947,303	88.7%	$37.25

		Total Boston Office:	49	13,629,982	90.7%	$52.16

Residential
	The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

		Total Boston Residential:	1	87,097

Hotel
	Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

		Total Boston Hotel:	1	334,260

		Total Boston:	51	14,051,339

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	As a result of the conversion of the food court into a retail unit, the building rentable square footage increased by approximately 40,000 RSF.
(5)	Property held for redevelopment.
(6)	Not included in Same Property analysis.
(7)	This is an unconsolidated joint venture property.

FOURTH QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of December 31, 2016

								Central
						Annualized	Encumbered	Business
			Number of			Rental Obligations	with secured	District (CBD) or
		Sub Market	Buildings	Square Feet	Leased % (1)	Per Leased SF (2)	debt (Y/N)	Suburban (S)
New York
Office
	767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,845,092	93.6%	$148.25	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,713,251	93.9%	90.79	N	CBD
(3)	601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,436,439	94.3%	96.03	Y	CBD
	599 Lexington Avenue	Park Avenue NY	1	1,058,805	96.8%	87.19	N	CBD
	Times Square Tower (55% ownership)	Times Square NY	1	1,248,521	98.2%	78.05	N	CBD
	250 West 55th Street	Times Square / West Side NY	1	980,927	85.2%	86.30	N	CBD
	510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	120.73	N	CBD
(4)	540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	94.6%	100.84	Y	CBD

			8	8,922,328	94.2%	$102.31

	One Tower Center	East Brunswick NJ	1	412,797	21.2%	$31.75	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.74	N	S
	210 Carnegie Center	Princeton NJ	1	159,468	78.9%	34.29	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.87	N	S
	212 Carnegie Center	Princeton NJ	1	151,547	86.9%	36.26	N	S
	214 Carnegie Center	Princeton NJ	1	148,942	67.2%	34.71	N	S
	506 Carnegie Center	Princeton NJ	1	140,312	56.4%	38.53	N	S
	508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.38	N	S
	202 Carnegie Center	Princeton NJ	1	134,381	86.3%	37.80	N	S
(5)	804 Carnegie Center	Princeton NJ	1	130,000	100.0%	36.25	N	S
	101 Carnegie Center	Princeton NJ	1	125,627	96.9%	34.13	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.83	N	S
	502 Carnegie Center	Princeton NJ	1	121,460	92.7%	36.75	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.28	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	40.3%	34.97	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.53	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.16	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.33	N	S

			18	2,588,116	76.4%	$34.77

		Total New York:	26	11,510,444	90.2%	$89.45

San Francisco and Los Angeles
Office
	Embarcadero Center Four	CBD San Francisco CA	1	938,168	88.5%	$65.94	N	CBD
	Embarcadero Center One	CBD San Francisco CA	1	831,140	97.1%	57.83	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	787,049	95.6%	64.72	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	779,578	88.3%	56.68	N	CBD
	680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	58.96	N	CBD
(5)	535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	72.58	N	CBD
(5)	690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	69.75	N	CBD

			8	4,194,043	93.7%	$62.02

	601 and 651 Gateway	South San Francisco CA	2	506,279	97.7%	$39.71	N	S
	611 Gateway	South San Francisco CA	1	260,337	28.2%	41.09	N	S
	Mountain View Research Park	Mountain View CA	15	540,433	100.0%	41.37	N	S
	2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	57.46	N	S
	453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	32.74	N	S
(5)(6)	3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	21.84	N	S
(6)	North First Business Park	San Jose CA	5	190,636	87.2%	21.37	N	S

			26	1,887,063	87.6%	$37.55

(4)(5)(7)	Colorado Center (49.8% ownership)	West Los Angeles CA	6	1,117,542	79.1%	$57.50	N	CBD

		Total San Francisco and
		Los Angeles:	40	7,198,648	89.8%	$55.14

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Approximately 13% of this complex was removed from the in-service portfolio upon commencement of construction of the planned redevelopment that occurred during the third quarter of 2016. As a result, the portion related to the planned redevelopment is not included in the Company’s Same Property analysis.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.
(7)	Excludes approximately 59,000 square feet of storage space and 8,000 square feet of remeasurement upon lease expirations.

FOURTH QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of December 31, 2016

		Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,029	99.8%		$59.31	N	CBD
	500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		49.52	N	CBD
(3)(4)	Metropolitan Square (20% ownership)	East End Washington DC	1	607,041	75.0%		61.18	Y	CBD
(3)	901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	96.9%		60.27	Y	CBD
(5)	601 Massachusetts Avenue	East End Washington DC	1	478,883	90.2%		70.01	N	CBD
(3)	Market Square North (50% ownership)	East End Washington DC	1	415,386	71.4%		65.52	Y	CBD
	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		89.00	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		47.30	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	253,121	98.0%		61.01	N	CBD
	Sumner Square	CBD Washington DC	1	208,892	100.0%		50.56	N	CBD
(3)	500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		67.23	Y	CBD

			11	4,391,088	92.2%		$63.02

	South of Market	Reston VA	3	623,666	97.7%		$54.04	N	S
	Fountain Square	Reston VA	2	518,345	93.8%		48.47	N	S
	One Freedom Square	Reston VA	1	432,581	95.9%		46.69	N	S
	Two Freedom Square	Reston VA	1	421,757	98.5%		45.68	N	S
	One and Two Discovery Square	Reston VA	2	366,990	100.0%		44.58	N	S
	One Reston Overlook	Reston VA	1	319,519	100.0%		38.58	N	S
	Reston Corporate Center	Reston VA	2	261,046	100.0%		39.30	N	S
	Democracy Tower	Reston VA	1	259,441	100.0%		62.89	N	S
(6)	Fountain Square Retail	Reston VA	1	237,209	98.8%		51.43	N	S
	Two Reston Overlook	Reston VA	1	134,615	97.1%		37.76	N	S

			15	3,575,169	97.8%		$47.76

	Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%		$50.63	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	48.1%		33.30	N	S
	New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		39.58	N	S
	New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		33.69	Y	S
	Kingstowne Two	Springfield VA	1	156,251	74.1%		41.06	N	S
	Kingstowne One	Springfield VA	1	151,483	75.6%		40.51	N	S
	7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.65	N	S
	7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		22.30	N	S
	8000 Grainger Court	Springfield VA	1	88,775	37.6%		23.64	N	S
(6)	Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.05	N	S
	7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.66	N	S
	7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.67	N	S
	7450 Boston Boulevard	Springfield VA	1	62,402	0.0%		—	N	S
	7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		17.90	N	S
	8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.10	N	S
	7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.08	N	S
	7300 Boston Boulevard	Springfield VA	1	32,000	0.0%		—	N	S
	7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.70	N	S
(3)	Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79	Y	S
(3)(5)	Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—	Y	S
(3)	Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%		30.55	Y	S
(3)	Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	21.9%		113.54	Y	S

			22	2,595,859	75.2%		$35.29

		Total Washington Office:	48	10,562,116	89.9%		$51.70

Residential
	The Avant at Reston Town Center (359 units)	Reston VA	1	355,347				N	S

		Total Washington Residential:	1	355,347

		Total Washington, DC:	49	10,917,463

		Total In-Service Properties:	166	43,677,894	90.2	%(7)	$62.54	(7)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is an unconsolidated joint venture property.
(4)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture. As a result, 31% of operating activities prior to the sale is not included in the Company’s Same Property analysis.
(5)	Not included in Same Property analysis.
(6)	This is a retail property.
(7)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

FOURTH QUARTER 2016

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	31-Dec-16	31-Dec-15	31-Dec-16	31-Dec-15	31-Dec-16	31-Dec-15
Boston	91.8%	91.3%	88.7%	89.2%	90.7%	90.6%
New York	94.2%	96.3%	76.4%	74.1%	90.2%	91.5%
San Francisco and Los Angeles	90.6%	91.7%	87.6%	99.0%	89.8%	93.8%
Washington, DC	92.2%	92.1%	88.3%	90.3%	89.9%	91.0%

Total Portfolio	92.4%	93.2%	86.4%	88.3%	90.2%	91.4%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	31-Dec-16	31-Dec-15	31-Dec-16	31-Dec-15	31-Dec-16	31-Dec-15
Boston	91.8%	91.1%	88.3%	88.9%	90.6%	90.3%
New York	94.2%	96.2%	75.1%	74.1%	90.1%	91.4%
San Francisco and Los Angeles	93.2%	92.7%	86.0%	99.0%	91.0%	94.6%
Washington, DC	92.5%	92.1%	90.1%	92.2%	91.1%	92.2%

Total Portfolio	92.9%	93.3%	86.6%	88.9%	90.6%	91.7%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

FOURTH QUARTER 2016

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

		% of BXP’s Share of
	Tenant	Combined Annualized Rental Obligations
1.	US Government	2.71%
2.	Citibank	2.44%
3.	Arnold & Porter	2.19%
4.	Biogen	1.99%
5.	Shearman & Sterling	1.84%
6.	Ropes & Gray	1.59%
7.	Kirkland & Ellis	1.45%
8.	O’Melveny & Myers	1.35%
9.	Wellington Management	1.23%
10.	Bank of America	1.19%
11.	Google	1.06%
12.	Weil Gotshal Manges	1.05%
13.	Aramis (Estee Lauder)	1.01%
14.	Kaye Scholer	0.95%
15.	Mass Financial Services	0.88%
16.	Morgan Lewis & Bockius	0.88%
17.	Microsoft	0.87%
18.	Morrison Foerster	0.86%
19.	Hunton & Williams	0.85%
20.	Smithsonian Institution	0.79%

	BXP’s Share of Combined Annualized Rental Obligations	27.18%

	BXP’s Share of Combined Square Feet	22.68%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	732,000
Akamai Technologies	145 Broadway	476,583

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.

FOURTH QUARTER 2016

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	108,468	$5,350,678	$49.33	$5,350,678	$49.33	0.28	%(4)
2017	2,173,714	135,693,077	62.42	136,534,965	62.81	5.63%
2018	1,429,934	86,497,956	60.49	87,994,217	61.54	3.71%
2019	3,411,518	178,524,197	52.33	182,921,982	53.62	8.84%
2020	4,271,783	272,481,819	63.79	281,861,824	65.98	11.07%
2021	3,657,136	190,998,170	52.23	204,864,334	56.02	9.48%
2022	4,036,474	227,788,293	56.43	252,085,935	62.45	10.46%
2023	1,467,160	80,413,999	54.81	92,420,009	62.99	3.80%
2024	2,652,242	155,318,539	58.56	171,444,748	64.64	6.87%
2025	2,477,158	141,687,689	57.20	163,044,775	65.82	6.42%
Thereafter	10,600,406	741,726,784	69.97	935,266,165	88.23	27.47%

IN-SERVICE RETAIL PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	6,863	$405,261	$59.05	$405,261	$59.05	0.34	%(4)
2017	154,483	15,407,058	99.73	15,978,775	103.43	7.61%
2018	111,746	17,343,883	155.21	17,936,989	160.52	5.51%
2019	112,743	7,777,679	68.99	7,902,789	70.10	5.56%
2020	183,134	11,612,231	63.41	12,003,896	65.55	9.02%
2021	163,439	22,055,129	134.94	23,553,325	144.11	8.05%
2022	207,894	18,544,908	89.20	20,275,985	97.53	10.24%
2023	176,628	15,302,164	86.63	16,894,758	95.65	8.70%
2024	113,910	10,290,965	90.34	12,077,984	106.03	5.61%
2025	131,615	8,692,670	66.05	9,646,666	73.29	6.49%
Thereafter	666,895	55,707,747	83.53	94,679,659	141.97	32.86%

TOTAL IN-SERVICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	115,331	$5,755,938	$49.91	$5,755,938	$49.91	0.28	%(4)
2017	2,328,197	151,100,135	64.90	152,513,741	65.51	5.73%
2018	1,541,680	103,841,839	67.36	105,931,206	68.71	3.80%
2019	3,524,261	186,301,876	52.86	190,824,771	54.15	8.68%
2020	4,454,917	284,094,049	63.77	293,865,720	65.96	10.97%
2021	3,820,575	213,053,299	55.76	228,417,659	59.79	9.41%
2022	4,244,368	246,333,201	58.04	272,361,921	64.17	10.45%
2023	1,643,788	95,716,163	58.23	109,314,767	66.50	4.05%
2024	2,766,152	165,609,504	59.87	183,522,732	66.35	6.81%
2025	2,608,773	150,380,359	57.64	172,691,441	66.20	6.42%
Thereafter	11,267,301	797,434,531	70.77	1,029,945,825	91.41	27.74%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	51,929	$2,591,466	$49.90	$2,591,466	$49.90	(4)
2017	519,340	26,095,900	50.25	26,438,901	50.91
2018	389,440	15,378,101	39.49	15,765,671	40.48
2019	1,045,120	48,861,532	46.75	49,309,799	47.18
2020	440,899	19,982,407	45.32	21,398,376	48.53
2021	1,076,189	43,313,085	40.25	44,531,197	41.38
2022	1,587,030	76,014,663	47.90	80,113,656	50.48
2023	525,257	26,830,649	51.08	30,639,705	58.33
2024	567,993	27,482,550	48.39	30,677,199	54.01
2025	1,114,559	62,700,067	56.26	70,765,945	63.49
Thereafter	4,034,183	228,192,845	56.56	261,508,463	64.82

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	145	$142,174	$980.51	$142,174	$980.51	(4)
2017	56,936	5,215,346	91.60	5,187,767	91.12
2018	23,981	3,057,972	127.52	3,058,612	127.54
2019	11,787	2,047,639	173.72	2,072,475	175.83
2020	91,660	5,854,778	63.87	6,004,801	65.51
2021	38,390	3,022,263	78.73	3,182,199	82.89
2022	81,342	5,108,216	62.80	5,605,962	68.92
2023	79,937	7,589,290	94.94	8,138,689	101.81
2024	70,570	4,183,931	59.29	4,578,284	64.88
2025	30,224	3,717,144	122.99	4,107,124	135.89
Thereafter	330,274	21,204,599	64.20	24,165,827	73.17

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	52,074	$2,733,640	$52.50	$2,733,640	$52.50	(4)
2017	576,276	31,311,246	54.33	31,626,668	54.88
2018	413,421	18,436,073	44.59	18,824,283	45.53
2019	1,056,907	50,909,171	48.17	51,382,275	48.62
2020	532,559	25,837,186	48.52	27,403,177	51.46
2021	1,114,579	46,335,348	41.57	47,713,396	42.81
2022	1,668,372	81,122,879	48.62	85,719,618	51.38
2023	605,194	34,419,939	56.87	38,778,394	64.08
2024	638,563	31,666,481	49.59	35,255,483	55.21
2025	1,144,783	66,417,211	58.02	74,873,069	65.40
Thereafter	4,364,457	249,397,444	57.14	285,674,289	65.45

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	51,929	2,591,466	49.90	2,591,466	49.90	(4)

Total 2016	51,929	$2,591,466	$49.90	$2,591,466	$49.90

Q1 2017	50,242	$2,895,041	$57.62	$2,921,793	$58.15
Q2 2017	176,684	8,204,336	46.44	8,353,918	47.28
Q3 2017	106,854	4,906,558	45.92	4,906,558	45.92
Q4 2017	185,560	10,089,965	54.38	10,256,631	55.27

Total 2017	519,340	$26,095,900	$50.25	$26,438,901	$50.91

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	145	142,174	980.51	142,174	980.51	(4)

Total 2016	145	$142,174	$980.51	$142,174	$980.51

Q1 2017	13,149	$1,908,419	$145.14	$1,878,568	$142.87
Q2 2017	28,504	1,940,812	68.09	1,940,812	68.09
Q3 2017	3,388	526,440	155.38	526,440	155.38
Q4 2017	11,895	839,675	70.59	841,947	70.78

Total 2017	56,936	$5,215,346	$91.60	$5,187,767	$91.12

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	52,074	2,733,640	52.50	2,733,640	52.50	(4)

Total 2016	52,074	$2,733,640	$52.50	$2,733,640	$52.50

Q1 2017	63,391	$4,803,459	$75.78	$4,800,361	$75.73
Q2 2017	205,188	10,145,148	49.44	10,294,730	50.17
Q3 2017	110,242	5,432,999	49.28	5,432,999	49.28
Q4 2017	197,455	10,929,640	55.35	11,098,577	56.21

Total 2017	576,276	$31,311,246	$54.33	$31,626,668	$54.88

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	46,560	$1,992,439	$42.79	$1,992,439	$42.79	(4)
2017	763,242	66,215,698	86.76	66,225,596	86.77
2018	400,055	38,170,304	95.41	38,201,832	95.49
2019	490,846	38,869,485	79.19	39,039,750	79.54
2020	1,859,183	152,323,272	81.93	155,797,582	83.80
2021	390,758	34,595,684	88.53	35,132,086	89.91
2022	939,557	81,214,841	86.44	86,875,267	92.46
2023	121,086	9,392,227	77.57	10,250,419	84.65
2024	1,057,261	73,583,183	69.60	80,372,979	76.02
2025	585,752	41,909,379	71.55	46,478,146	79.35
Thereafter	3,371,590	304,460,382	90.30	401,594,064	119.11

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	852	$28,926	$33.95	$28,926	$33.95	(4)
2017	37,662	7,066,799	187.64	7,066,799	187.64
2018	8,114	9,023,731	1,112.12	9,549,453	1,176.91
2019	—	—	—	—	—
2020	3,452	253,056	73.31	253,056	73.31
2021	26,225	12,637,581	481.89	13,650,169	520.50
2022	58,093	9,914,958	170.67	10,848,956	186.75
2023	2,850	2,844,360	998.02	3,455,985	1,212.63
2024	12,745	4,222,258	331.29	5,360,777	420.62
2025	1,872	654,764	349.77	730,700	390.33
Thereafter	148,131	25,396,361	171.45	59,815,056	403.80

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	47,412	$2,021,366	$42.63	$2,021,366	$42.63	(4)
2017	800,904	73,282,497	91.50	73,292,395	91.51
2018	408,169	47,194,035	115.62	47,751,285	116.99
2019	490,846	38,869,485	79.19	39,039,750	79.54
2020	1,862,635	152,576,328	81.91	156,050,638	83.78
2021	416,983	47,233,265	113.27	48,782,254	116.99
2022	997,650	91,129,799	91.34	97,724,223	97.95
2023	123,936	12,236,587	98.73	13,706,404	110.59
2024	1,070,006	77,805,442	72.71	85,733,756	80.12
2025	587,624	42,564,143	72.43	47,208,846	80.34
Thereafter	3,519,721	329,856,743	93.72	461,409,120	131.09

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	46,560	1,992,439	42.79	1,992,439	42.79	(4)

Total 2016	46,560	$1,992,439	$42.79	$1,992,439	$42.79

Q1 2017	50,192	$4,625,929	$92.16	$4,625,929	$92.16
Q2 2017	154,972	15,114,852	97.53	15,124,750	97.60
Q3 2017	517,088	43,006,893	83.17	43,006,893	83.17
Q4 2017	40,990	3,468,024	84.61	3,468,024	84.61

Total 2017	763,242	$66,215,698	$86.76	$66,225,596	$86.77

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	852	28,926	33.95	28,926	33.95	(4)

Total 2016	852	$28,926	$33.95	$28,926	$33.95

Q1 2017	8,616	$4,113,791	$477.46	$4,113,791	$477.46
Q2 2017	626	180,160	287.79	180,160	287.79
Q3 2017	27,659	2,721,739	98.40	2,721,739	98.40
Q4 2017	761	51,110	67.16	51,110	67.16

Total 2017	37,662	$7,066,799	$187.64	$7,066,799	$187.64

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	47,412	2,021,366	42.63	2,021,366	42.63	(4)

Total 2016	47,412	$2,021,366	$42.63	$2,021,366	$42.63

Q1 2017	58,808	$8,739,719	$148.61	$8,739,719	$148.61
Q2 2017	155,598	15,295,011	98.30	15,304,909	98.36
Q3 2017	544,747	45,728,632	83.94	45,728,632	83.94
Q4 2017	41,751	3,519,134	84.29	3,519,134	84.29

Total 2017	800,904	$73,282,497	$91.50	$73,292,395	$91.51

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2016

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	1,867	$148,166	$79.36	$148,166	$79.36	(4)
2017	454,060	21,408,347	47.15	21,772,917	47.95
2018	195,064	10,422,886	53.43	10,690,049	54.80
2019	862,643	42,165,454	48.88	44,548,169	51.64
2020	667,056	42,464,965	63.66	43,802,350	65.67
2021	968,585	47,478,857	49.02	53,067,717	54.79
2022	788,006	38,281,191	48.58	48,471,057	61.51
2023	304,813	19,890,216	65.25	23,149,210	75.95
2024	394,472	22,295,857	56.52	23,501,649	59.58
2025	313,833	17,119,817	54.55	21,828,149	69.55
Thereafter	1,164,315	76,221,622	65.46	101,904,915	87.52

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	5,167	$229,360	$44.39	$229,360	$44.39	(4)
2017	37,196	1,568,460	42.17	1,570,418	42.22
2018	35,502	2,133,561	60.10	2,165,211	60.99
2019	14,168	770,597	54.39	793,047	55.97
2020	34,976	2,150,736	61.49	2,273,134	64.99
2021	22,132	1,431,116	64.66	1,506,558	68.07
2022	29,192	1,234,614	42.29	1,314,350	45.02
2023	29,753	1,686,466	56.68	1,770,434	59.50
2024	8,545	561,522	65.71	648,935	75.94
2025	22,409	1,400,475	62.50	1,611,351	71.91
Thereafter	52,724	3,136,469	59.49	3,808,628	72.24

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	7,034	$377,526	$53.67	$377,526	$53.67	(4)
2017	491,256	22,976,807	46.77	23,343,335	47.52
2018	230,566	12,556,447	54.46	12,855,260	55.76
2019	876,811	42,936,051	48.97	45,341,216	51.71
2020	702,032	44,615,701	63.55	46,075,485	65.63
2021	990,717	48,909,974	49.37	54,574,275	55.09
2022	817,198	39,515,805	48.36	49,785,407	60.92
2023	334,566	21,576,682	64.49	24,919,644	74.48
2024	403,017	22,857,378	56.72	24,150,584	59.92
2025	336,242	18,520,292	55.08	23,439,499	69.71
Thereafter	1,217,039	79,358,091	65.21	105,713,543	86.86

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2016

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	1,867	148,166	79.36	148,166	79.36	(4)

Total 2016	1,867	$148,166	$79.36	$148,166	$79.36

Q1 2017	103,554	$5,075,198	$49.01	$5,077,336	$49.03
Q2 2017	159,619	5,607,755	35.13	5,823,342	36.48
Q3 2017	135,644	8,353,283	61.58	8,356,512	61.61
Q4 2017	55,243	2,372,111	42.94	2,515,727	45.54

Total 2017	454,060	$21,408,347	$47.15	$21,772,917	$47.95

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	5,167	229,360	44.39	229,360	44.39	(4)

Total 2016	5,167	$229,360	$44.39	$229,360	$44.39

Q1 2017	30	$14,400	$480.00	$14,400	$480.00
Q2 2017	130	26,046	200.35	26,046	200.35
Q3 2017	7,046	491,562	69.76	491,562	69.76
Q4 2017	29,990	1,036,452	34.56	1,038,410	34.63

Total 2017	37,196	$1,568,460	$42.17	$1,570,418	$42.22

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	7,034	377,526	53.67	377,526	53.67	(4)

Total 2016	7,034	$377,526	$53.67	$377,526	$53.67

Q1 2017	103,584	$5,089,598	$49.13	$5,091,736	$49.16
Q2 2017	159,749	5,633,800	35.27	5,849,388	36.62
Q3 2017	142,690	8,844,845	61.99	8,848,074	62.01
Q4 2017	85,233	3,408,564	39.99	3,554,137	41.70

Total 2017	491,256	$22,976,807	$46.77	$23,343,335	$47.52

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	8,112	$618,607	$76.26	$618,607	$76.26	(4)(5)
2017	437,072	21,973,133	50.27	22,097,552	50.56	(5)
2018	445,375	22,526,664	50.58	23,336,665	52.40
2019	1,012,909	48,627,725	48.01	50,024,264	49.39
2020	1,304,645	57,711,174	44.24	60,863,516	46.65
2021	1,221,604	65,610,543	53.71	72,133,334	59.05
2022	721,881	32,277,599	44.71	36,625,956	50.74
2023	516,004	24,300,907	47.09	28,380,674	55.00
2024	632,516	31,956,949	50.52	36,892,921	58.33
2025	463,014	19,958,427	43.11	23,972,535	51.77
Thereafter	2,030,318	132,851,935	65.43	170,258,723	83.86

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	699	$4,800	$6.87	$4,800	$6.87	(4)
2017	22,689	1,556,452	68.60	2,153,791	94.93
2018	44,149	3,128,619	70.86	3,163,713	71.66
2019	86,788	4,959,443	57.14	5,037,267	58.04
2020	53,046	3,353,661	63.22	3,472,904	65.47
2021	76,692	4,964,169	64.73	5,214,399	67.99
2022	39,267	2,287,119	58.25	2,506,717	63.84
2023	64,088	3,182,048	49.65	3,529,650	55.08
2024	22,050	1,323,255	60.01	1,489,989	67.57
2025	77,110	2,920,287	37.87	3,197,491	41.47
Thereafter	135,766	5,970,318	43.98	6,890,149	50.75

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot

2016	8,811	$623,407	$70.75	$623,407	$70.75	(4)
2017	459,761	23,529,585	51.18	24,251,343	52.75
2018	489,524	25,655,283	52.41	26,500,378	54.13
2019	1,099,697	53,587,168	48.73	55,061,531	50.07
2020	1,357,691	61,064,834	44.98	64,336,420	47.39
2021	1,298,296	70,574,712	54.36	77,347,733	59.58
2022	761,148	34,564,718	45.41	39,132,673	51.41
2023	580,092	27,482,955	47.38	31,910,324	55.01
2024	654,566	33,280,203	50.84	38,382,909	58.64
2025	540,124	22,878,713	42.36	27,170,026	50.30
Thereafter	2,166,084	138,822,254	64.09	177,148,873	81.78

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 2,745 and 23,064 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $52.97 and $52.97 and $46.80 and $47.08, respectively.

FOURTH QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration by Quarter	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	8,112	618,607	76.26	618,607	76.26	(4)(5)

Total 2016	8,112	$618,607	$76.26	$618,607	$76.26

Q1 2017	164,436	$7,469,261	$45.42	$7,469,261	$45.42
Q2 2017	80,850	5,067,988	62.68	5,129,852	63.45	(5)
Q3 2017	45,840	2,708,772	59.09	2,724,459	59.43	(5)
Q4 2017	145,946	6,727,112	46.09	6,773,980	46.41

Total 2017	437,072	$21,973,133	$50.27	$22,097,552	$50.56

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration by Quarter	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	699	4,800	6.87	4,800	6.87	(4)

Total 2016	699	$4,800	$6.87	$4,800	$6.87

Q1 2017	458	$21,230	$46.35	$21,230	$46.35
Q2 2017	1,909	312,000	163.44	912,000	477.74
Q3 2017	6,842	446,730	65.29	446,730	65.29
Q4 2017	13,480	776,492	57.60	773,831	57.41

Total 2017	22,689	$1,556,452	$68.60	$2,153,791	$94.93

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration by Quarter	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	—	—	—	—	—
Q4 2016	8,811	623,407	70.75	623,407	70.75	(4)

Total 2016	8,811	$623,407	$70.75	$623,407	$70.75

Q1 2017	164,894	$7,490,491	$45.43	$7,490,491	$45.43
Q2 2017	82,759	5,379,988	65.01	6,041,852	73.01
Q3 2017	52,682	3,155,502	59.90	3,171,189	60.19
Q4 2017	159,426	7,503,604	47.07	7,547,811	47.34

Total 2017	459,761	$23,529,585	$51.18	$24,251,343	$52.75

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 2,745, 14,887, and 8,177 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q4 2016, Q2 2017, and Q3 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $52.97 and $52.97, $49.43 and $50.22 and $50.99 and $51.40, respectively.

FOURTH QUARTER 2016

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	40,410	$2,351,988	$58.20	$2,351,988	$58.20	(4)	7,034	$377,526	$53.67	$377,526	$53.67	(4)
2017	437,503	26,796,594	61.25	26,996,548	61.71		299,557	17,347,021	57.91	17,509,484	58.45
2018	128,725	8,891,316	69.07	9,092,710	70.64		171,523	10,307,252	60.09	10,525,952	61.37
2019	571,224	31,894,551	55.84	32,167,687	56.31		385,322	22,700,073	58.91	23,755,878	61.65
2020	270,329	16,628,494	61.51	17,126,127	63.35		617,506	40,865,540	66.18	41,969,316	67.97
2021	429,563	24,963,508	58.11	25,299,679	58.90		645,036	39,471,551	61.19	44,358,839	68.77
2022	953,359	54,828,603	57.51	59,056,235	61.95		412,854	22,495,016	54.49	28,818,732	69.80
2023	408,928	27,550,871	67.37	30,626,128	74.89		293,909	19,386,934	65.96	22,076,990	75.12
2024	314,579	19,118,433	60.77	20,658,948	65.67		378,505	21,901,410	57.86	22,939,592	60.61
2025	686,806	44,643,553	65.00	50,774,520	73.93		330,600	18,326,577	55.43	23,187,337	70.14
Thereafter	3,684,682	222,816,760	60.47	254,937,338	69.19		1,217,039	79,358,091	65.21	105,713,543	86.86

	New York						Washington, DC
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	21,983	$1,012,209	$46.05	$1,012,209	$46.05	(4)	3,225	$169,325	$52.50	$169,325	$52.50	(4)
2017	672,786	68,416,725	101.69	68,426,623	101.71		118,523	6,525,265	55.05	6,538,380	55.17
2018	327,015	44,325,387	135.55	44,851,109	137.15		116,353	6,864,525	59.00	7,130,559	61.28
2019	331,971	32,959,357	99.28	33,027,778	99.49		463,931	29,396,742	63.36	30,811,383	66.41
2020	1,554,040	141,905,738	91.31	144,919,756	93.25		452,329	25,224,315	55.77	26,747,367	59.13
2021	311,243	43,722,366	140.48	45,081,399	144.84		545,869	36,146,040	66.22	39,727,771	72.78
2022	918,364	88,453,900	96.32	94,808,551	103.24		99,532	5,765,037	57.92	6,376,593	64.07
2023	88,867	11,073,993	124.61	12,568,974	141.44		46,648	2,899,372	62.15	3,471,497	74.42
2024	680,653	64,295,387	94.46	71,428,137	104.94		193,400	12,584,475	65.07	14,579,112	75.38
2025	319,444	33,232,326	104.03	36,363,750	113.83		85,677	4,449,746	51.94	5,382,590	62.82
Thereafter	3,134,057	316,841,502	101.10	446,679,576	142.52		1,841,780	125,342,348	68.06	159,836,799	86.78

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2016

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	11,664	$381,652	$32.72	$381,652	$32.72	(4)	—	$—	$—	$—	$—
2017	138,773	4,514,652	32.53	4,630,120	33.36		191,699	5,629,786	29.37	5,833,851	30.43
2018	284,696	9,544,757	33.53	9,731,573	34.18		59,043	2,249,196	38.09	2,329,308	39.45
2019	485,683	19,014,620	39.15	19,214,588	39.56		491,489	20,235,978	41.17	21,585,338	43.92
2020	262,230	9,208,692	35.12	10,277,050	39.19		84,526	3,750,161	44.37	4,106,169	48.58
2021	685,016	21,371,840	31.20	22,413,716	32.72		345,681	9,438,422	27.30	10,215,437	29.55
2022	715,013	26,294,276	36.77	26,663,384	37.29		404,344	17,020,789	42.09	20,966,675	51.85
2023	196,266	6,869,068	35.00	8,152,266	41.54		40,657	2,189,748	53.86	2,842,655	69.92
2024	323,984	12,548,047	38.73	14,596,535	45.05		24,512	955,968	39.00	1,210,992	49.40
2025	457,977	21,773,658	47.54	24,098,549	52.62		5,642	193,716	34.33	252,162	44.69
Thereafter	679,775	26,580,685	39.10	30,736,951	45.22		—	—	—	—	—

	New York						Washington, DC
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	25,429	$1,009,157	$39.69	$1,009,157	$39.69	(4)	5,586	$454,082	$81.29	$454,082	$81.29	(4)(5)
2017	128,118	4,865,772	37.98	4,865,772	37.98		341,238	17,004,320	49.83	17,712,963	51.91	(5)
2018	81,154	2,868,649	35.35	2,900,177	35.74		373,171	18,790,758	50.35	19,369,819	51.91
2019	158,875	5,910,129	37.20	6,011,972	37.84		635,766	24,190,426	38.05	24,250,148	38.14
2020	308,595	10,670,590	34.58	11,130,882	36.07		905,362	35,840,519	39.59	37,589,054	41.52
2021	105,740	3,510,899	33.20	3,700,856	35.00		752,427	34,428,672	45.76	37,619,962	50.00
2022	79,286	2,675,899	33.75	2,915,672	36.77		661,616	28,799,681	43.53	32,756,080	49.51
2023	35,069	1,162,594	33.15	1,137,430	32.43		533,444	24,583,583	46.08	28,438,827	53.31
2024	389,353	13,510,054	34.70	14,305,618	36.74		461,166	20,695,728	44.88	23,803,798	51.62
2025	268,180	9,331,817	34.80	10,845,096	40.44		454,447	18,428,967	40.55	21,787,436	47.94
Thereafter	385,664	13,015,241	33.75	14,729,543	38.19		324,304	13,479,906	41.57	17,312,073	53.38

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 2,745 and 23,064 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $42.15 and $42.15 and $45.28 and $47.48, respectively.

FOURTH QUARTER 2016

LEASING ACTIVITY

for the three months ended December 31, 2016

All In-Service Properties

Total
Vacant space available @ 10/1/2016 (sf)	4,475,330
Property dispositions/ properties taken out of service (sf)	(158,900)
Properties acquired vacant space (sf)	—
Properties placed in-service (sf) (1)	203,536
Leases expiring or terminated 10/1/2016-12/31/2016 (sf)	994,531

Total space available for lease (sf)	5,514,497

1st generation leases (sf)	205,923
2nd generation leases with new tenants (sf)	833,976
2nd generation lease renewals (sf)	278,323

Total space leased (sf)	1,318,222

Vacant space available for lease @ 12/31/2016 (sf)	4,196,275

Net (increase)/decrease in available space (sf)	279,055

Second generation leasing information: (2)
Leases commencing during the period (sf)	1,112,299
Weighted average lease term (months)	115
Weighted average free rent period (days)	160
Total transaction costs per square foot (3)	$71.78
Increase (decrease) in gross rents (4)	25.20%
Increase (decrease) in net rents (5)	39.01%

	All leases 1st Generation (sf)	All leases 2nd Generation (sf)	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (sf) (6)	Total square feet of leases executed in the quarter (7)
Boston	203,536	433,902	15.45%	23.46%	637,438	1,489,713
New York	—	117,590	30.99%	49.36%	117,590	550,858
San Francisco and Los Angeles	2,387	356,347	49.59%	75.53%	358,734	565,725
Washington, DC	—	204,460	0.89%	0.41%	204,460	422,492

Total / Weighted Average	205,923	1,112,299	25.20%	39.01%	1,318,222	3,028,788

(1)	Total square feet of properties placed in service in Q4 2016 consist of 39,593 square feet at Prudential Center Retail, 48,974 square feet at 888 Boylston Street and 114,969 square feet at 1265 Main Street.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,112,299 square feet of second generation leases that commenced in Q4 2016, leases for 711,372 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 653,690 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 653,690 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 400,927.

FOURTH QUARTER 2016

ACQUISITIONS/DISPOSITIONS

as of December 31, 2016

ACQUISITIONS

For the period from January 1, 2016 through December 31, 2016

Property	Location	Date Acquired	Square Feet		Initial Investment	Anticipated Future Investment		Total Investment		Percentage Leased
3625-3635 Peterson Way	Santa Clara, CA	April 22, 2016	218,366		$78,000,000	$—		$78,000,000		100%
Colorado Center (49.8% ownership interest)	Santa Monica, CA	July 1, 2016	1,117,542	(1)	502,988,000	—	(2)	502,988,000		79%
The Hub on Causeway (Hotel Tower - Air Rights) (50% ownership interest) (3)	Boston, MA	November 28, 2016	N/A		731,000	6,725,000		7,456,000		N/A
The Hub on Causeway (Residential Tower - Air Rights) (50% ownership interest) (4)	Boston, MA	November 28, 2016	N/A		17,665,000	6,535,000		24,200,000		N/A

Total Acquisitions			1,335,908		$599,384,000	$13,260,000		$612,644,000		82%

(1)    Excludes approximately 59,000 square feet of storage space and 8,000 square feet of remeasurement upon lease expirations.

(2)    The venture is reviewing plans to renovate the common areas and will provide a budget once finalized.

(3)    On November 28, 2016, the Company entered into a joint venture with the partner at its North Station development to acquire the air rights for the future development of a hotel property at the site. The joint venture partner contributed an air rights parcel and improvements, with a fair value of approximately $7.4 million, for its initial 50% interest in the joint venture. The Company contributed improvements totaling approximately $0.7 million and will contribute cash totaling approximately $6.7 million for its initial 50% interest. On November 28, 2016, the joint venture entered into a 99-year air rights lease with a third-party hotel developer/operator.

(4)    On November 28, 2016, the Company entered into a joint venture with the partner at its North Station development to acquire the air rights for the future development of a residential tower at the site, consisting of an approximately 40-story residential tower totaling approximately 320,000 rentable square feet comprised of 440 apartment units. The joint venture partner contributed an air rights parcel, with a fair value of approximately $24.2 million, for its initial 50% interest in the joint venture. The Company contributed improvements totaling approximately $17.7 million and will contribute cash totaling approximately $6.5 million for its initial 50% interest.

DISPOSITIONS
For the period from January 1, 2016 through December 31, 2016
Property	Location	Date Disposed	Square Feet		Gross Sales Price	Net Cash Proceeds		Book Gain
415 Main Street	Cambridge, MA	February 1, 2016	231,028		$105,360,000	$104,868,000		$60,803,000
Broad Run Business Park (land parcel)	Loudoun County, VA	August 16, 2016	N/A		18,019,000	17,934,000		12,983,000

Total Dispositions of Real Estate			231,028		$123,379,000	$122,802,000		$73,786,000	(1)

Metropolitan Square (31% ownership interest)	Washington, DC	October 20, 2016	607,041		$109,430,000	$58,237,000		$59,370,000

Total Disposition of Ownership Interest in Unconsolidated Joint Venture			607,041		$109,430,000	$58,237,000		$59,370,000	(2)

(1)	Excludes approximately $6,820,000 of gain on sale of real estate recognized during the three months ended March 31, 2016 related to a previously deferred gain amount from a 2014 sale of real estate.
(2)	Reflected on the consolidated income statement as gain on sale of investment in unconsolidated joint venture. See page 10.

FOURTH QUARTER 2016

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2016

Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing (2)		Amount Drawn at 12/31/2016 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in service (4)
Office and Retail
Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000	$9,598,847		$10,760,000		$—		$—		$1,161,153	100%	39%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	231,986,228		271,500,000		—		—		39,513,772	84%	28%
Salesforce Tower (95% ownership)	Q4 2017	Q1 2019	San Francisco, CA	1	1,400,000	711,758,691		1,073,500,000		(25,389,074)	(5)	(4,280,731	)(5)	382,849,652	62%	—
The Hub on Causeway (50% ownership)	Q1 2019	Q4 2019	Boston, MA	1	385,000	27,090,163		141,870,000		—		—		114,779,837	33%	—
Dock 72 (50% ownership)	Q2 2018	Q1 2020	Brooklyn, NY	1	670,000	37,769,369		204,900,000		125,000,000		—		42,130,631	33%	—

Total Office Properties under Construction				4	2,895,000	$1,018,203,298		$1,702,530,000		$99,610,926		$(4,280,731)		$580,435,045	55%	7%

Residential
Proto at Cambridge (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$24,956,979		$140,170,000		$—		$—		$115,213,021	N/A	—
Signature at Reston (508 Units)	Q4 2017	Q2 2020	Reston, VA	1	490,000	86,937,619	(6)	234,854,000	(6)	—		—		147,916,381	N/A	—
Signature at Reston - Retail				—	24,600	—		—		—		—		—	81%	—

Total Residential Properties under Construction				2	678,600	$111,894,598		$375,024,000		$—		$—		$263,129,402	59% (7)	—

Redevelopment Properties
Reservoir Place North	Q1 2018	Q1 2018	Waltham, MA	1	73,000	$15,321,808		$24,510,000		$—		$—		$9,188,192	—	4%
191 Spring Street	Q4 2017	Q3 2018	Lexington, MA	1	160,000	1,761,927		53,920,000		—		—		52,158,073	—	—
159 East 53rd (55% ownership) (8)	Q2 2018	Q4 2019	New York, NY	—	220,000	14,597,064		106,000,000		—		—		91,402,936	—	—

Total Redevelopment Properties under Construction				2	453,000	$31,680,799		$184,430,000		$—		$—		$152,749,201	—	2%

Total Properties Under Construction and Redevelopment				8	4,026,600	$1,161,778,695		$2,261,984,000		$99,610,926		$(4,280,731)		$996,313,648	48% (7)	6%

PROJECTS FULLY PLACED IN-SERVICE DURING 2016

	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing (2)		Amount Drawn at 12/31/2016 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)
804 Carnegie Center	Q2 2016	Q2 2016	Princeton, NJ	1	130,000	$47,552,712		$47,600,000		$—		$—		$47,288	100%
10 CityPoint	Q2 2016	Q2 2016	Waltham, MA	1	241,460	88,516,318		92,600,000		—		—		4,083,682	95%
1265 Main Street (50% ownership)	Q4 2016	Q4 2016	Waltham, MA	1	114,969	24,233,569		24,350,000		20,200,000		20,200,000		116,431	100%
601 Massachusetts Avenue	Q3 2015	Q1 2017	Washington, DC	1	478,883	300,556,660		306,600,000		—		—		6,043,340	95%

Total Projects placed In-Service				4	965,312	$460,859,259		$471,150,000		$20,200,000		$20,200,000		$10,290,741	96%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

					Annualized	Encumbered	Central Business
		# of	Existing		Rental Obligations	with secured	District (CBD) or	Incremental Estimated
	Sub Market	Buildings	Square Feet	Leased%	Per Leased SF (9)	debt (Y/N)	Suburban (S)	Future SF (10)
North First Business Park	San Jose CA	5	190,636	87.2%	$21.37	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	21.84	N	S	413,690
145 Broadway	Cambridge, MA	1	79,616	100.0%	46.38	N	CBD	406,432

Total Properties held for Redevelopment		7	488,618	95.0%	$25.88			2,179,486

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalize interest has commenced.
(2)	Represents the Company’s share. Includes income (loss) and interest carry.
(3)	Represents percentage leased as of January 27, 2017, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of our partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to our partner until the principal and interest are repaid. As of December 31, 2016, the Company has funded $4,280,731.
(6)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(7)	Includes approximately 9,000 square feet of retail space at the Proto at Cambridge residential development, which is 0% leased.
(8)	Formerly the low-rise portion of 601 Lexington Avenue.
(9)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(10)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 46.

FOURTH QUARTER 2016

VALUE CREATION PIPELINE

as of December 31, 2016

Owned Land Parcels

Approximate
Developable
Location	Square Feet
San Jose, CA (1)	2,199,000
Reston, VA	1,160,000
Waltham, MA	805,000
Springfield, VA	800,000
Rockville, MD	759,000
Washington, DC (50% ownership)	520,000
Santa Clara, CA (1)	414,000
Marlborough, MA	400,000
Boston, MA (50% Ownership) (2)	320,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Andover, MA	110,000

8,337,000

Land Purchase Options

Approximate
Developable
Location	Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA (3)	940,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership) (2)	525,000
Washington, DC (4)	482,000
Oakland, CA (5)	324,000
San Francisco, CA (6)	TBD

5,821,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	On November 28, 2016, the Company entered into a joint venture with the partner at its North Station development to acquire the air rights for the future development of a hotel property at the site. On November 28, 2016, the joint venture entered into a 99-year air rights lease with a third-party hotel developer/operator. In addition, on November 28, 2016, the Company and its partner entered into a joint venture to acquire the air rights for the future development of a residential tower at the site, consisting of an approximately 40-story residential tower totaling approximately 320,000 rentable square feet comprised of 440 apartment units. The remaining 525,000 rentable square feet represents the future office tower.
(3)	On November 7, 2016, the Company entered into a 15-year lease with a tenant for approximately 476,500 net rentable square feet of Class A office space in a build-to-suit development project to be located at the Company’s 145 Broadway property at Kendall Center in Cambridge, Massachusetts. 145 Broadway currently consists of an approximately 80,000 net rentable square foot Class A office property that will be demolished and developed into an approximately 486,000 net rentable square foot Class A office property, including approximately 9,500 net rentable square feet of retail space.
(4)	On December 6, 2016, the Company entered into a development agreement with George Washington University to pursue the development of a Class A office property with approximately 482,000 net rentable square feet on land parcels located in Washington, DC. The development agreement provides for the execution of a 75-year ground lease for the property upon completion of the entitlement process and relocation of existing tenants anticipated to occur in 2019. The Company has made a deposit of $15.0 million that will be credited against ground rent under the ground lease.
(5)	On October 24, 2016, the Company entered into an option agreement that will allow it to ground lease, with the future right to purchase, real property adjacent to the MacArthur BART station located in Oakland, California, that could support the development of a 400-unit residential building and supporting retail space.
(6)	The Company holds an Option Agreement with the owner of a real estate parcel located at 425 Fourth Street, San Francisco, California. The Agreement gives the Company the exclusive option to purchase the property.

FOURTH QUARTER 2016

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

The Company also presents certain of these measures (1) on a “Combined” basis, which is defined as the consolidated amount, plus the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), and (2) showing “BXP’s Share” of the Combined amount, which is defined as the Combined amount, minus the Company’s partners’ share of the amount from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that the “Combined” measures provide useful information to investors regarding the Company’s financial condition and/or results of operations because they include the Company’s share of the applicable amount from unconsolidated joint ventures and, for “BXP’s Share” of the Combined amount, exclude the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “Combined” amounts and “BXP’s Share” of any Combined amounts may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, partnership agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations, etc. As a result, presentations of measures on a Combined basis and showing BXP’s Share of the Combined amount should be considered with and as a supplement to the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as Rental Obligations at the end of the reporting period, multiplied by twelve (12).

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is defined as consolidated debt as a percentage of the market value of the Company’s outstanding equity securities plus the Company’s consolidated debt, and it is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units and (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2014, 2015 and 2016 MYLTIP Units are not included. The Company also presents BXP’s Share of Combined Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Combined Debt is utilized instead of the Company’s consolidated debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.‘s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

FOURTH QUARTER 2016

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and the Company’s share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, interest expense and losses from early extinguishments of debt, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, gain on sale of investment in unconsolidated joint venture, interest and other income and gains from investments in securities. In some cases the Company also presents (1) NOI – cash basis, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue, ground rent expense, and lease transaction costs that qualify as rent inducements in accordance with GAAP and (2) NOI and NOI – cash basis, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”